Exhibit 4.2



                        PLAYTEX PRODUCTS, INC., as Issuer

                                       and

                           PLAYTEX BEAUTY CARE, INC.,
                            PLAYTEX INVESTMENT CORP.,
                          PLAYTEX INTERNATIONAL CORP.,
                         PLAYTEX SALES & SERVICES, INC.,
                          PLAYTEX MANUFACTURING, INC.,
                                SMILE-TOTE, INC.,
                           SUN PHARMACEUTICALS CORP.,
                        TH MARKETING CORP., as Guarantors

                                       and

                         MARINE MIDLAND BANK, as Trustee



                                    INDENTURE

                            Dated as of July 21, 1997



                                  $150,000,000

                          8 7/8% Senior Notes due 2004

                               TABLE OF CONTENTS

                                                                                       PAGE


ARTICLE ONE

      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.............................2
      Section 101.  Definitions...........................................................2
      Section 102.  Other Definitions....................................................21
      Section 103.  Compliance Certificates and Opinions.................................22
      Section 104.  Form of Documents Delivered to Trustee...............................23
      Section 105.  Acts of Holders......................................................24
      Section 106.  Notices, etc., to Trustee, the Company and the Guarantors............25
      Section 107.  Notice to Holders; Waiver............................................25
      Section 108.  Conflict with Trust Indenture Act....................................26
      Section 109.  Effect of Headings and Table of Contents.............................26
      Section 110.  Successors and Assigns...............................................26
      Section 111.  Separability Clause..................................................26
      Section 112.  Benefits of Indenture................................................27
      Section 113.  Governing Law........................................................27
      Section 114.  Legal Holidays.......................................................27
      Section 115.  Schedules............................................................27
      Section 116.  Counterparts.........................................................27
      Section 117.  Incorporation by Reference of Trust Indenture Act....................27

ARTICLE TWO

      THE SECURITIES.....................................................................28
      Section 201.  Form and Dating......................................................28
      Section 202.  Execution and Authentication.........................................31
      Section 203.  Temporary Securities.................................................32
      Section 204.  Registrar, Registration of Transfer and Exchange.....................33
      Section 205.  Mutilated, Destroyed, Lost and Stolen Securities.....................34
      Section 206.  Payment of Interest; Interest Rights Preserved.......................35
      Section 207.  Persons Deemed Owners................................................36
      Section 208.  Cancellation.........................................................36
      Section 209.  Computation of Interest..............................................37

Section 210.  Book-Entry Provisions For Global Security..................................37

Section 211.  Special Transfer Provisions................................................39

                                                                                       PAGE


      ARTICLE THREE
      DEFEASANCE AND COVENANT DEFEASANCE.................................................44
      Section 301.  Company's Option to Effect Defeasance or Covenant Defeasance.........44
      Section 302.  Defeasance and Discharge.............................................44
      Section 303.  Covenant Defeasance..................................................45
      Section 304.  Conditions to Defeasance or Covenant Defeasance......................45
      Section 305.  Deposited Money and U.S. Government Obligations to Be Held in
                     Trust; Other Miscellaneous Provisions...............................47
      Section 306.  Reinstatement........................................................48

ARTICLE FOUR

      REMEDIES...........................................................................48
      Section 401.  Events of Default....................................................48
      Section 402.  Acceleration of Maturity; Rescission and Annulment...................50
      Section 403.  Collection of Indebtedness and Suits for Enforcement by Trustee......51
      Section 404.  Trustee May File Proofs of Claim.....................................52
      Section 405.  Trustee May Enforce Claims Without Possession of Securities..........53
      Section 406.  Application of Money Collected.......................................53
      Section 407.  Limitation on Suits..................................................53
      Section 408.  Unconditional Right of Holders to Receive Principal,
                     Premium and Interest................................................54
      Section 409.  Restoration of Rights and Remedies...................................54
      Section 410.  Rights and Remedies Cumulative.......................................55
      Section 411.  Delay or Omission Not Waiver.........................................55
      Section 412.  Control by Holders...................................................55
      Section 413.  Waiver of Past Defaults..............................................55
      Section 414.  Undertaking for Costs................................................56
      Section 415.  Waiver of Stay, Extension or Usury Laws..............................56
      Section 416.  Remedies Subject to Applicable Law...................................57

ARTICLE FIVE

      THE TRUSTEE........................................................................57
      Section 501.  Duties of Trustee....................................................57
      Section 502.  Notice of Defaults...................................................58
      Section 503.  Certain Rights of Trustee............................................58
      Section 504.  Trustee Not Responsible for Recitals, Dispositions of
                     Securities or Application of Proceeds Thereof.......................60

                                                                                       PAGE


      Section 505.  Trustee and Agents May Hold Securities; Collections; etc.............60
      Section 506.  Money Held in Trust..................................................60
      Section 507.  Compensation and Indemnification of Trustee and Its Prior Claim......60
      Section 508.  Conflicting Interests................................................61
      Section 509.  Corporate Trustee Required; Eligibility..............................61
      Section 510.  Resignation and Removal; Appointment of Successor Trustee............62
      Section 511.  Acceptance of Appointment by Successor...............................63
      Section 512.  Merger, Conversion, Consolidation or Succession to Business..........64
      Section 513.  Preferential Collection of Claims Against Company....................64

ARTICLE SIX

      HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY..................................65
      Section 601.  Company to Furnish Trustee Names and Addresses of Holders............65
      Section 602.  Disclosure of Names and Addresses of Holders.........................65
      Section 603.  Reports by Trustee...................................................65
      Section 604.  Reports by Company and the Guarantors................................66

ARTICLE SEVEN

      CONSOLIDATION, MERGER, SALE OF ASSETS..............................................66
      Section 701.  Company, Guarantors May Merge, Consolidate, etc., Only on Certain
                     Terms...............................................................66
      Section 702.  Successor Substituted................................................69

ARTICLE EIGHT

      SUPPLEMENTAL INDENTURES............................................................69
      Section 801.  Supplemental Indentures and Agreements without Consent of Holders....69
      Section 802.  Supplemental Indentures and Agreements with Consent of Holders.......70
      Section 803.  Execution of Supplemental Indentures and Agreements..................72
      Section 804.  Effect of Supplemental Indenture.....................................72
      Section 805.  Conformity with Trust Indenture Act..................................72
      Section 806.  Reference in Securities to Supplemental Indentures...................72
      Section 807.  Record Date..........................................................72

ARTICLE NINE

      COVENANTS..........................................................................73
      Section 901.  Payment of Principal, Premium, Interest and Liquidated Damages.......73
      Section 902.  Maintenance of Office or Agency......................................73

                                                                                       PAGE


      Section 903.  Money for Security Payments to be Held in Trust......................74
      Section 904.  Corporate Existence..................................................75
      Section 905.  Payment of Taxes and Other Claims....................................75
      Section 906.  Maintenance of Properties............................................75
      Section 907.  Insurance............................................................76
      Section 908.  Limitation on Indebtedness...........................................76
      Section 909.  Limitation on Restricted Payments....................................77
      Section 910.  Limitation on Transactions with Affiliates...........................79
      Section 911.  Limitation on Liens..................................................80
      Section 912.  Limitation on Sale of Assets.........................................81
      Section 913.  Purchase of Securities upon a Change of Control......................85
      Section 914.  Limitation on Issuance and Sale of Capital Stock of Subsidiaries.....89
      Section 915.  Limitation on Dividends and Other Payment Restrictions Affecting
                     Subsidiaries........................................................89
      Section 916.  Provision of Financial Statements....................................89
      Section 917.  Additional Subsidiary Guarantors.....................................90
      Section 918.  Statement by Officers as to Default..................................90
      Section 919.  Waiver of Certain Covenants..........................................91

ARTICLE TEN

      REDEMPTION OF SECURITIES...........................................................91
      Section 1001.  Right of Redemption.................................................91
      Section 1002.  Applicability of Article............................................92
      Section 1003.  Election to Redeem; Notice to Trustee...............................92
      Section 1004.  Selection by Trustee of Securities to Be Redeemed...................92
      Section 1005.  Notice of Redemption................................................92
      Section 1006.  Deposit of Redemption Price.........................................93
      Section 1007.  Securities Payable on Redemption Date...............................94
      Section 1008.  Securities Redeemed or Purchased in Part............................94

ARTICLE ELEVEN

      SATISFACTION AND DISCHARGE.........................................................94
      Section 1101.  Satisfaction and Discharge of Indenture.............................94
      Section 1102.Application of Trust Money............................................96

ARTICLE TWELVE

      GUARANTEE OF SECURITIES............................................................96
      Section 1201.Guarantees............................................................96

                                                                                       PAGE


      Section 1202.Limitation of the Guarantors' Liability...............................97
      Section 1203.Release of the Guarantors.............................................97
      Section 1204.Execution and Delivery of Guarantees..................................98

EXHIBIT A         Form of Initial Security

EXHIBIT B         Form of Exchange Security

EXHIBIT C         Form of Guarantee

EXHIBIT D         Intentionally Omitted

EXHIBIT E         Form of Certification to be given by the holders of
                  beneficial interest in a temporary Regulation S global security to Euroclear and CEDEL

EXHIBIT F         Form of certification to be given by Euroclear operator
                  or CEDEL

EXHIBIT G         Form of certification to be given by transferee of
                  beneficial interest in a temporary Regulation S global security

EXHIBIT H         Form of certification for transfer or exchange of
                  restricted global security to temporary Regulation S global security

EXHIBIT I Form of certification for transfer or exchange of restricted global security to permanent Regulation S global security

EXHIBIT J         Form of certification for transfer or exchange of
                  temporary Regulation S global security or permanent
                  Regulation S global security to restricted global security

EXHIBIT K         Form of certification for transfer or exchange of
                  non-global restricted security to global security

EXHIBIT L         Form of certification for transfer or exchange of
                  non-global restricted security to permanent Regulation
                  S global security or temporary Regulation S global security

EXHIBIT M-1       Form of certification for transfer or exchange of
                  non-global permanent Regulation S security to restricted security

EXHIBIT M-2       Form of certification for transfer or exchange of
                  non-global permanent Regulation S security to permanent
                  Regulation S global security

EXHIBIT N         Form of Transferee Letter of Representation

EXHIBIT O         Form of Legend for Book-Entry Securities

          Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of July 21, 1997


TRUST INDENTURE                                    INDENTURE
  ACT SECTION                                       SECTION
---------------                                    --------
ss.310(a)(1)             ............................ 509
     (a)(2)              ............................ 509
     (b)                 ............................ 508, 510
ss.312(a)                ............................ 601
     (c)                 ............................ 602
ss.313(a)                ............................ 603
     (c)                 ............................ 603
ss.314(a)                ............................ 604
     (a)(4)              ............................ 918
     (c)(1)              ............................ 103
     (c)(2)              ............................ 103
     (e)                 ............................ 103
ss.315(a)                ............................ 501(b)
     (b)                 ............................ 502
     (c)                 ............................ 501(a)
     (d)                 ............................ 501(c), 503
     (e)                 ............................ 414
ss.316(a)(last sentence) ............................ 101 ("Outstanding")
     (a)(1)(A)           ............................ 412
     (a)(1)(B)           ............................ 413
     (b)                 ............................ 408
     (c)                 ............................ 807
ss.317(a)(1)             ............................ 403
     (a)(2)              ............................ 404
ss.318(a)                ............................ 108

----------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

            INDENTURE, dated as of July 21, 1997, among PLAYTEX PRODUCTS, INC., a Delaware corporation (the "Company"), PLAYTEX BEAUTY CARE, INC., a Delaware corporation, PLAYTEX INVESTMENT CORP., a Delaware corporation, PLAYTEX SALES & SERVICES, INC., a Delaware corporation, PLAYTEX MANUFACTURING, INC., a Delaware corporation, SMILE-TOTE, INC., a California corporation, SUN PHARMACEUTICALS CORP., a Delaware corporation and TH MARKETING CORP., a Delaware corporation (collectively, the "Guarantors"), and MARINE MIDLAND BANK, as trustee (the "Trustee").

                            RECITALS OF THE COMPANY

            The Company has duly authorized the creation of an issue of 8 7/8% Senior Notes due 2004, Series A (the "Initial Securities") and 8 7/8% Senior Notes due 2004, Series B (the "Exchange Securities" and, together with the Initial Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor, the Company has duly authorized the execution and delivery of this Indenture;

            Each of the Guarantors has duly authorized the issuance of a guarantee (the "Guarantee") of the Securities, of substantially the tenor hereinafter set forth, and to provide therefor, each Guarantor has duly authorized the execution and delivery of this Indenture and the Guarantee;

            This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act; and

            All acts and things necessary have been done to make (i) the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company,
(ii) the Guarantees, when executed by the Guarantors and delivered hereunder, the valid obligation of each Guarantor and (iii) this Indenture a valid agreement of the Company and each Guarantor in accordance with the terms of this Indenture.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

            Section 101.  DEFINITIONS.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

            (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

            (e) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America.

            The following terms shall have the meanings set forth in this
Section:

            "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

            "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person that owns, directly or indirectly, 10% or more of such Person's equity ownership or Voting Stock or any officer or director of any such Person or other Person or with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Applicable Premium" means, with respect to any Security to be redeemed, the greater of (i) 1.0% of the then Outstanding principal amount of such Security and (ii) (a) the sum of the present values, discounted for all full semiannual periods at a discount rate equal to one-half multiplied by the Treasury Rate plus 75 basis points (PROVIDED, HOWEVER, that the discount rate for the period from the Redemption Date to the next Interest Payment Date shall equal the result of multiplying the Treasury Rate plus 75 basis points by the Day Count Fraction), of (I) the remaining payments of interest on such Security and (II) the payment of the principal amount that, but for such redemption, would have been payable on such Security at Stated Maturity, MINUS (b) the then Outstanding principal amount of such Security, MINUS (c) accrued and unpaid interest paid on the Redemption Date.

            "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition (including, without limitation, by way of merger, consolidation or sale and leaseback transaction but not the grant of a pledge or security interest) (collectively, a "transfer"), directly or indirectly, in one or a series of related transactions, of (i) any Capital Stock of any Subsidiary;
(ii) all or substantially all of the properties and assets of any division or line of business of the Company or any of its Subsidiaries; or (iii) any other properties or assets (other than cash) of the Company or any Subsidiary, other than in the ordinary course of business. For the purposes of this definition, the term "Asset Sale" shall not include any transfer of properties and assets
(A) that is governed by the provisions described under Article Seven, (B) from any Wholly Owned Subsidiary to the Company in accordance with the terms of this Indenture, (C) having a market value of less than $1,000,000 (it being understood that if the market value of the properties or assets being transferred exceeds $1,000,000, the entire value and not just the portion in excess of $1,000,000, shall be deemed to have been the subject of an Asset
Sale), (D) to any Wholly Owned Subsidiary which is a Guarantor, (E) which are obsolete to the Company's and its Subsidiaries' businesses or (F) from any Wholly Owned Subsidiary to any other Wholly Owned Subsidiary which is a Guarantor.

            "Average Life to Stated Maturity" means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal payment of such Indebtedness multiplied by (b) the amount of each such principal payment by (ii) the sum of all such principal payments.

            "Bankruptcy Law" means Title 11 of the United States Code, as amended, or any similar United States federal or State law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

            "Board of Directors" means the board of directors of the Company or any duly authorized committee of such board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Book-Entry Security" means any Securities bearing the legend specified in Exhibit O evidencing all or a part of a series of Securities, authenticated and delivered to the Depository for such series or its nominee, and registered in the name of such Depository or nominee.

            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

            "Canadian Subsidiary" means any Subsidiary organized under the laws of Canada or any province thereof, a majority of the assets of which are located in Canada.

            "Capital Lease Obligation" of any Person means any obligations of such Person under any capital lease of real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease obligation.

            "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock.

            "Cash Equivalents" means (i) any evidence of Indebtedness with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of 180 days or less issued by a corporation that is not an Affiliate of the Company organized under the laws of any state of the United States or the District of Columbia and rated A-1 (or higher) according to S&P or P-1 (or higher) according to Moody's or at least an equivalent rating category of another nationally recognized securities rating agency; (iv) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $500,000,000; and (v) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the government of the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within 180 days from the date of acquisition.

            "CEDEL" means Cedel Bank, Societe Anonyme (or any successor securities clearing agency).

            "Change of Control" means the occurrence of any of the following events: (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the Voting Stock of all classes of Voting Stock of the Company; (ii) the Company consolidates with or merges with or into any Person or conveys, transfers or leases all or substantially all of its assets to any Person, or any corporation consolidates with or merges with or into the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction (1) where the outstanding Voting Stock of the Company is not changed or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company) or (2) where (A) the outstanding Voting Stock of the Company is changed into or exchanged for (x) Voting Stock of the surviving corporation or the Company which is not Redeemable Capital Stock or (y) cash, securities and other property (other than Capital Stock of the surviving corporation) in an amount which could be paid by the Company as a Restricted Payment as described under Section 909 (and such amount shall be treated as a Restricted Payment subject to the provisions of Section 909) and (B) no "person" or "group" other than Permitted Holders owns immediately after such transaction, directly or indirectly, more than 50% of the total outstanding Voting Stock of the surviving corporation, or
(iii) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions of Article Seven.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Common Stock" means the common stock, par value $.01 per share, of the Company.

            "Company" means Playtex Products, Inc., a corporation incorporated under the laws of Delaware. To the extent necessary to comply with the requirements of the provisions of Trust Indenture Act Sections 310 through 317 as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the Securities for purposes of complying with such provisions, or any successor thereto succeeding pursuant to Article Seven hereof.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Vice-Chairman, its President or a Vice President (regardless of Vice Presidential designation), and by any one of its

Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

            "Consolidated Assets" means with respect to the Company, the total assets shown on the balance sheet of the Company and its Consolidated Subsidiaries, as determined on a consolidated basis in accordance with GAAP, as of the last day of the Company's latest full fiscal quarter.

            "Consolidated Fixed Charge Coverage Ratio" means, for any period, as applied to any Person, the ratio of (a) the sum of Consolidated Net Income, Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated Non-Cash Charges deducted in computing Consolidated Net Income (Loss) in each case, for such period, of such Person and its subsidiaries on a Consolidated basis, all determined in accordance with GAAP to (b) the sum of Consolidated Interest Expense for such period and cash dividends paid on any Preferred Stock, and non-cash dividends (other than any such non-cash dividends in the form of Qualified Capital Stock which does not provide for the payment of cash dividends prior to any Stated Maturity of the principal of the Securities) paid on any Preferred Stock, of such Person during such period; PROVIDED that (i) in making such computation, the Consolidated Interest Expense attributable to interest on any Indebtedness computed on a PRO FORMA basis and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of such Person, a fixed or floating rate of interest, shall be computed by applying, at the option of such Person, either the fixed or floating rate and (ii) in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Indebtedness under a revolving credit facility computed on a PRO FORMA basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period.

            "Consolidated Income Tax Expense" means for any period, as applied to any Person, the provision for federal, state, local and foreign income taxes of such Person and its Consolidated subsidiaries for such period as determined in accordance with GAAP.

            "Consolidated Interest Expense" of any Person means, without duplication, for any period, as applied to any Person, the sum of (a) the interest expense of such Person and its Consolidated subsidiaries for such period, on a Consolidated basis, including, without limitation, (i) amortization of debt discount, (ii) the net cost under interest rate contracts including amortization of discounts), (iii) the interest portion of any deferred payment obligation and (iv) accrued interest, plus (b) (i) the interest component of Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person during such period and (ii) all capitalized interest of such Person and its Consolidated subsidiaries, in each case as determined in accordance with GAAP.

            "Consolidated Net Income (Loss)" of any Person means, for any period, the Consolidated net income (or loss) of such Person and its Consolidated subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such Consolidated net income (or loss), by excluding, without duplication, (i) all extraordinary gains and losses, (ii) the portion of Consolidated net income (or loss) of such Person and its Consolidated Subsidiaries allocable to minority interests in unconsolidated Persons to the extent that cash dividends or distributions have not actually been received by such Person or one of its Consolidated subsidiaries, (iii) net income (or loss) of any Person combined with such Person or any of its subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination,
(iv) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (v) aggregate net gain (less all fees and expenses relating thereto) in respect of dispositions of assets other than in the ordinary course of business, (vi) the net income of any subsidiary to the extent that the declaration of dividends or similar distributions by that subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that subsidiary or its stockholders, (vii) all non-cash interest income arising from Indebtedness owed to the Company or any of its Subsidiaries from Playtex Apparel Partners, L.P. (net of any non-cash interest expense arising from Indebtedness in existence on the date of this Indenture or any refinancings thereof (or any pay-in-kind obligation issued pursuant to the terms thereof) owed by the Company or any of its Subsidiaries to Playtex Apparel Partners, L.P. or its partners or their transferees), (viii) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued at any time following the date of this Indenture, (ix) any net gain from the collection of proceeds of life insurance policies or (x) any gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness of such Person.

            "Consolidated Net Worth" of any Person means the Consolidated stockholders' equity (excluding Redeemable Capital Stock) of such Person and its Consolidated subsidiaries, as determined in accordance with GAAP.

            "Consolidated Non-Cash Charges" of any Person means, for any period, the aggregate depreciation, amortization and other non-cash charges of such Person and its Consolidated subsidiaries for such period, as determined in accordance with GAAP (excluding any non-cash charge which requires an accrual or reserve for cash charges for any future period).

            "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its subsidiaries if and to the extent the accounts of such Person and each of its subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "Consolidated" shall have a similar meaning.

            "Corporate Trust Office" means the office of the Trustee or an affiliate or agent thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at 140 Broadway, 12th Floor, New York, New York 10005.

            "Credit Facilities" means (a) the Credit Agreement, among the Company, the several Lenders from time to time parties thereto, DLJ Capital Funding, Inc., and the agent thereunder, and (b) the Term Loan Agreement among the Company, the several banks and other financial institutions from time to time parties thereto, DLJ Capital Funding, Inc. and the facility manager thereunder, each to be entered into on the Issue Date, as each such agreement may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing).

            "Day Count Fraction" means the number of days from the redemption date to (but excluding) the next scheduled Interest Payment Date divided by 360 (which assumes a 360-day year composed of twelve 30-day months).

            "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

            "Depository" means The Depository Trust Company, its nominees and successors.

            "Disinterested Director" means, with respect to any transaction or series of related transactions, a member of the Board of Directors who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

            "Event of Default" has the meaning specified in Article Four.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exchange Offer" means the registration by the Company under the Securities Act pursuant to a registration statement of the offer by the Company to each Holder of the Initial Securities to exchange all the Initial Securities held by such Holder for the Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Initial Securities held by such Holder, all in accordance with the terms and conditions of the Registration Rights Agreement.

            "Exchange Securities" has the meaning specified in the first recital of this Indenture.

            "Excluded Assets" means the assets and other property held by the Company (including shares of Capital Stock) relating to the Jhirmack Business.

            "Foreign Subsidiary" means any Subsidiary organized in a jurisdiction outside one of the States of the United States or the District of Columbia.

            "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, which are in effect on the date of this Indenture.

            "Global Security" means, as the context may require, any or all of the Temporary Regulation S Global Security, the Permanent Regulation S Global Security and the Restricted Global Security.

            "Guarantee" means the guarantee by any Guarantor of the Indenture Obligations.

            "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to take payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (v) otherwise to assure a creditor against loss; PROVIDED that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

            "Guarantor" means any guarantor of the Securities.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Indebtedness" means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such Person, or any warrants, rights or options to acquire such Capital Stock, now or hereafter outstanding,
(ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all obligations under Interest Rate Agreements of such Person,
(v) all Capital Lease Obligations of such Person, (vi) all Indebtedness referred to in clauses (i) through (v) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vii) all Guaranteed Debt of such Person, (viii) all Redeemable Capital Stock valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, and (ix) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any Indebtedness of the types referred to in clauses (i) through (viii) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value to be determined in good faith by the Board of Directors of such Person.

            "Indenture" means this instrument as originally executed (including all exhibits and schedules thereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

            "Indenture Obligations" means the obligations of the Company under this Indenture or under the Securities to pay principal of, premium, if any, and interest when due and payable, and all other amounts due or to become due under or in connection with this Indenture, the Securities and the performance of all other obligations to the Trustee and the Holders under this Indenture and the Securities, according to the terms thereof.

            "Initial Purchaser" means Donaldson, Lufkin & Jenrette Securities Corporation.

            "Initial Securities" has the meaning specified in the first recital of this Indenture.

            "Institutional Accredited Investor" means an institution that is an "accredited investor" as the term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

            "Interest Payment Date" means the Stated Maturity of a regular installment of interest on the Securities or the Special Payment Date with respect to Defaulted Interest.

            "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements

(including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

            "Investment" means, with respect to any Person, directly or indirectly, any advance, loan (including guarantees), or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any Capital Stock, bonds, notes, debentures or other securities issued or owned by, any other Person and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

            "Issue Date" means July 21, 1997.

            "Jhirmack Business" means the assets and liabilities of the Company and its Subsidiaries relating to Jhirmack hair care products, including the Capital Stock of any Subsidiary, substantially all of the assets and liabilities of which relate to Jhirmack hair care products.

            "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), security interest, hypothecation or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired.

            "Liquidated Damages" means all liquidated damages owing pursuant to
Section 5 of the Registration Rights Agreement.

            "Marketing Corporation" means Playtex Marketing Corporation, a Delaware corporation, or its successors.

            "Material Subsidiary" means each Subsidiary of the Company which (i) for the most recent fiscal year of the Company accounted for more than 10% of the Consolidated revenues of the Company and its Subsidiaries or (ii) at the end of such fiscal year, was the owner (beneficial or otherwise) of more than 10% of the Consolidated Assets of the Company and its Subsidiaries, all as shown on the Company's Consolidated financial statements for such fiscal year. In addition, Marketing Corporation shall be deemed to be a "Material Subsidiary."

            "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein provided or as provided in this Indenture, whether at Stated Maturity, the Purchase Date or the Redemption Date and whether by declaration of acceleration, Offer in respect of Excess Proceeds, Change of Control, call for redemption or otherwise.

            "Moody's" means Moody's Investors Service, Inc. or any successor rating agency.

            "Net Cash Proceeds" means (a) with respect to any Asset Sale by any Person, the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Subsidiary) net of (i) brokerage commissions and other reasonable fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties the subject of such Asset Sale, (iv) amounts required to be paid to any Person (other than the Company or any Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or any Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee and
(b) with respect to any issuance or sale of Capital Stock or options, warrants or rights to purchase Capital Stock, or debt securities or Capital Stock that have been converted into or exchanged for Capital Stock, as referred to in
Section 909, the proceeds of such issuance or sale in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Subsidiary), net of attorneys' fees, accountants' fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

            "Non-U.S. Person" means a Person who is not a U.S. person, as defined in Regulation S.

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, Vice Chairman, President or a Vice President (regardless of Vice Presidential designation), and by the Treasurer, Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or the Trustee, and who shall be reasonably acceptable to the Trustee, including but not limited to an Opinion of Independent Counsel.

            "Opinion of Independent Counsel" means a written opinion by someone who is not an employee or consultant of the Company and who shall be reasonably acceptable to the Trustee.

            "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

            (c) Securities, except to the extent provided in Sections 302 and 303, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Three; and

            (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee and the Company proof reasonably satisfactory to each of them that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or such other obligor.

            "Paying Agent" means any Person authorized by the Company to pay the principal, premium, if any, or interest on any Securities on behalf of the Company.

            "Permanent Regulation S Security" means, after such time as the Restricted Period shall have expired and an Owner Securities Certification and a Depository Securities Certification shall have been provided, the interests into which the Temporary Regulation S Global Securities shall have been exchanged, whether or not such interest is a Global Security.

            "Permitted Holders" means each of (i) HWH Capital Partners, L.P., HWH Valentine Partners, L.P., HWH Surplus Valentine Partners, L.P. (each a "Partnership") or Haas Wheat & Partners Incorporated and any of their respective Affiliates; (ii) any officer or other member of management employed by the Company or any Subsidiary as of the date of the Indenture; (iii) Robert B. Haas and Douglas D. Wheat; (iv) family members or relatives of the persons described in clauses (ii) and (iii); (v) any trusts created for the benefit of the persons described in clause (ii), (iii) or (iv); (vi) in the event of the incompetence or death of any of the persons described in clauses (ii), (iii) and (iv), such person's estate, executor, administrator, committee or other personal representatives or beneficiaries; and (vii) upon a distribution by a Partnership of all or any of the stock of the Company, the limited partners of such Partnership.

            "Permitted Indebtedness" means the following:

                  (i) Indebtedness of the Company under the Credit Facilities in an aggregate principal amount at any one time outstanding not to exceed $320 million, reduced by (A) any scheduled principal payment actually made and (B) any amount by which any revolving credit facility commitment is permanently reduced and the revolving credit loans, to the extent required, are indefeasibly and irrevocably paid in cash;

                  (ii) guarantees by, and Liens on the property of, any Subsidiary guaranteeing or securing the Company's Indebtedness under the Credit Facilities;

                  (iii) Indebtedness of the Company pursuant to the Securities and Indebtedness of any Guarantor pursuant to a Guarantee of the Securities;

                  (iv) Indebtedness of the Company or any Subsidiary outstanding on the date of this Indenture, including, without limitation, the Senior Subordinated Notes;

                  (v) Indebtedness (a) of the Company owing to a Wholly Owned Subsidiary which is a Guarantor or (b) of a Wholly Owned Subsidiary which is a Guarantor owing to the Company or another Wholly Owned Subsidiary which is a Guarantor; PROVIDED that any such Indebtedness is made pursuant to an intercompany note and, in the case of Indebtedness of the Company owing to a Subsidiary, is subordinated in right of payment from and after such time as the Securities shall become due and payable (whether at Stated Maturity, acceleration or otherwise) to the payment and performance of the Company's obligations under the Securities; PROVIDED, FURTHER, that (x) any disposition, pledge or transfer of any such Indebtedness to a Person (other than the Company or a Wholly Owned Subsidiary which is a Guarantor) shall be deemed to be an incurrence of such Indebtedness by the obligor not permitted by this clause (v) and (y) any transaction pursuant to which any Wholly Owned Subsidiary, which has Indebtedness owing to the Company or any other Wholly Owned Subsidiary, ceases to be a Wholly Owned Subsidiary shall be deemed to be the incurrence of Indebtedness by the Company or such other Wholly Owned Subsidiary that is not permitted by this clause (v);

                  (vi) obligations of the Company or any Subsidiary pursuant to Interest Rate Agreements designed to protect the Company or any Subsidiary against fluctuations in interest rates in respect of Indebtedness of the Company or any of its Subsidiaries, which obligations do not exceed the aggregate principal amount of such Indebtedness;

                  (vii) trade and standby letters of credit issued for the account of the Company or any Subsidiary of the Company in the ordinary course of its business (excluding letters of credit described in clauses (viii) and (ix) below);

                  (viii)letters of credit of up to $7,500,000 in the aggregate at any time outstanding issued for the account of the Company or any Subsidiary of the Company for any purpose other than in the ordinary course of business;

                  (ix) letters of credit issued for the account of the Company in support of the Company's self-insurance obligations and in support of Indebtedness under industrial revenue bonds, to the extent that such obligations or such Indebtedness are recorded on the balance sheet of the Company;

                  (x) Capital Lease Obligations, industrial revenue bonds and Purchase Money Obligations of the Company or any Subsidiary, not to exceed $10,000,000 in the aggregate at any time outstanding;

                  (xi) Indebtedness of the Company or any Canadian Subsidiary incurred to fund the working capital requirements necessary for the Canadian operations of any Canadian Subsidiary in an amount not to exceed $10,000,000 in the aggregate at any time outstanding;

                  (xii) any renewals, extensions, substitutions, refundings, refinancings or replacements (collectively, a "refinancing") of any Indebtedness described in clauses (ii), (iii), (iv) and (xiii) of this definition of "Permitted Indebtedness," including any successive refinancings so long as such refinancing does not increase the aggregate principal amount of Indebtedness represented thereby plus the lesser of (I) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (II) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing and, in the case of Senior Indebtedness or Subordinated Indebtedness, such refinancing does not reduce the Average Life to Stated Maturity or the Stated Maturity of such Indebtedness;

                  (xiii)guarantees by any Subsidiary which is a Guarantor given in accordance with Section 1013 of the indenture governing the Senior Subordinated Notes; and

                  (xiv) Indebtedness of the Company or any Subsidiary which is a Guarantor in addition to that described in clauses (i) through (xiii) of this definition of "Permitted Indebtedness" in an aggregate principal amount outstanding at any given time not to exceed

$50,000,000, which amount, notwithstanding the provisions of paragraph (i) hereof, may be incurred under the Credit Facilities.

            "Permitted Investment" means (i) Investments in the Company or in any Wholly Owned Subsidiary which is a Guarantor or Investments by the Company or any Subsidiary in a Person, if as a result of such Investment (a) such Person becomes a Wholly Owned Subsidiary which is a Guarantor or (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or any Wholly Owned Subsidiary which is a Guarantor; (ii) Investments in the Securities and the Guarantees; (iii) Indebtedness owing to a Subsidiary described under clause (v) of the definition of "Permitted Indebtedness"; (iv) Temporary Cash Investments; (v) Investments acquired by the Company or any Subsidiary in connection with an Asset Sale permitted under Section 912 to the extent such Investments are non-cash consideration as permitted under such covenant; (vi) Investments in existence on the date of this Indenture; and (vii) in addition to the Investments described in clauses (i) through (vi) of this definition of "Permitted Investments," Investments in any Subsidiary, Unrestricted Subsidiary or in any joint venture or other entity in an amount not to exceed $35,000,000 in the aggregate since the date of this Indenture.

            "Permitted Liens" means (i) Liens securing Indebtedness under the Credit Facilities, (ii) Liens for taxes, assessments or governmental charges or claims that either (A) are not yet delinquent or (B) are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established or other provisions have been made in accordance with GAAP; (iii) statutory Liens of landlords and carriers', warehousemen's, mechanics', suppliers', materialmen's, repairmen's or other Liens imposed by law and arising in the ordinary course of business and with respect to amounts that, to the extent applicable, either (A) are not yet delinquent or (B) are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established or other provisions have been made in accordance with GAAP; (iv) Liens on property of a Person existing at the time such Person is merged into, consolidated with or acquired by the Company or any Subsidiary of the Company which is a Guarantor, PROVIDED that such Liens were not incurred in contemplation of such merger or consolidation and do not extend to any assets other than those of (A) the Person merged into or consolidated with the Company or any Subsidiary which is a Guarantor or (B) those of an unrelated third party;
(v) Liens on property existing at the time of acquisition thereof by the Company or any Subsidiary of the Company which is a Guarantor, PROVIDED that such Liens were not incurred in contemplation of such acquisition; (vi) Liens existing on the date of this Indenture; (vii) replacement Liens securing any Indebtedness refinanced as permitted in clause (xii) of the definition of "Permitted Indebtedness"; (viii)Liens arising under licensing agreements entered into by the Company or any Subsidiary in the ordinary course of business for the use of Intellectual Property (as defined in the Credit Facilities) or other intangible assets of the Company or such Subsidiary, and settlements, permissions, consents to use, and other similar agreements concerning Intellectual Property or judgments adjudicating rights in Intellectual Property; (ix) Liens securing Capital Lease Obligations, industrial revenue bonds and Purchase Money Obligations permitted to be incurred under clause (x) of the definition of "Permitted Indebtedness"; (x) Liens securing any Indebtedness of the Company or any Subsidiary which is a

Guarantor permitted to be incurred pursuant to clauses (viii), (xi) and (xiv) of the definition of "Permitted Indebtedness"; (xi) Liens (other than any Lien imposed by the Employer Retirement Income Security Act of 1974, as amended) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (xii) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, progress payments, government contracts and other obligations of like nature (exclusive of obligations for the payment of borrowed money), in each case, incurred in the ordinary course of business; (xiii) attachment or judgment Liens not giving rise to a Default or an Event of Default; and (xiv) easements, rights-of-way, restrictions and other similar charges or encumbrances not materially interfering with the ordinary conduct of business of the Company or any of its Subsidiaries.

            "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 205 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

            "Preferred Stock" means, with respect to any Person, any Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over the Capital Stock of any other class in such Person.

            "Purchase Money Obligation" means any Indebtedness secured by a Lien on assets related to the business of the Company or its Subsidiaries, and any additions and accessions thereto, which are purchased by the Company or any Subsidiary at any time after the Securities are issued; PROVIDED that (i) the security agreement or conditional sales or other title retention contract pursuant to which the Lien on such assets is created (collectively a "Purchase Money Security Agreement") shall be entered into within 90 days after the purchase or substantial completion of the construction of such assets and shall at all times be confined solely to the assets so purchased or acquired, any additions and accessions thereto and any proceeds therefrom, (ii) at no time shall the aggregate principal amount of the outstanding Indebtedness secured thereby be increased, except in connection with the purchase of additions and accessions thereto and except in respect of fees and other obligations in respect of such Indebtedness and (iii)(A) the aggregate outstanding principal amount of Indebtedness secured thereby (determined on a per asset basis in the case of any additions and accessions) shall not at the time such Purchase Money Security Agreement is entered into exceed 100% of the purchase price to the Company or any Subsidiary of the assets subject thereto or (B) the Indebtedness secured thereby shall be with recourse solely to the assets so purchased or acquired, any additions and accessions thereto and any proceeds therefrom.

            "Qualified Capital Stock" of any Person means any and all Capital Stock of such Person other than Redeemable Capital Stock.

            "Qualified Institutional Buyer" or "QIB" has the meaning specified in Rule 144A under the Securities Act.

            "Redeemable Capital Stock" means any Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to any Stated Maturity of the principal of the Securities or is redeemable at the option of the holder thereof at any time prior to any such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity at the option of the holder thereof.

            "Redemption Date" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price" when used with respect to any Security to be redeemed pursuant to a provision in this Indenture means the price at which it is to be redeemed pursuant to this Indenture.

            "Registration Rights Agreement" means the Registration Rights Agreement dated the Issue Date between the Company and the Initial Purchaser.

            "Regular Record Date" for the interest payable on any Interest Payment Date means January 1 or July 1, as the case may be (whether or not a Business Day), next preceding such Interest Payment Date.

            "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

            "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture or any other officer of the Trustee to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

            "Restricted Security" has the meaning set forth in Rule 144(a)(3) under the Securities Act; provided that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Security is a Restricted Security.

            "Rule 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

            "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

            "Securities" has the meaning specified in the first recital of this Indenture.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Senior Indebtedness" means any Indebtedness of the Company which ranks PARI PASSU in right of payment with, and which is not expressly by its terms subordinated in right of payment of principal, interest or premium, if any, to the Securities, whether or not such Indebtedness is secured.

            "Senior Subordinated Notes" means the Company's 9% Senior Subordinated Notes due 2003.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 206.

            "S&P" means Standard & Poor's Ratings Services, or any successor rating agency.

            "Stated Maturity" when used with respect to any Indebtedness or any installment of interest thereon, means the dates specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest, as the case may be, is due and payable.

            "Subordinated Indebtedness" means Indebtedness of the Company subordinated in right of payment to the Securities, including, without limitation, the Senior Subordinated Notes.

            "Subsidiary" means any Person a majority of the equity ownership or the Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries; PROVIDED that, an Unrestricted Subsidiary shall not be deemed a Subsidiary for purposes of this Indenture.

            "Temporary Cash Investments" means (i) any evidence of Indebtedness, maturing not more than one year after the date of acquisition, issued by the United States of America, or an instrumentality or agency thereof, and guaranteed fully as to principal, premium, if any, and interest by the United States of America, (ii) any certificate of deposit, maturing not more than one year after the date of acquisition, issued by, or time deposit of, the Trustee or a commercial banking institution that is a member of the Federal Reserve System and that has combined capital and surplus and undivided profits of not less than $500,000,000, whose debt has a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, (iii) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate or Subsidiary of the Company) organized and existing under the laws of the United States of America with a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, (iv) any money market deposit accounts issued or offered by the Trustee or a domestic commercial bank having capital and surplus in excess of $500,000,000.

            "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled by, and published in, the most recent Federal Reserve Statistical Release H.15 (5-19) which has become publicly available at least two Business Days prior to the date fixed for redemption of the Securities following a Change of Control (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining Average Life to Stated Maturity of the Securities; PROVIDED, HOWEVER, that if the Average Life to Stated Maturity of the Securities is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (rounded, if necessary, to four decimal places) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the Average Life to Stated Maturity of the Securities is less than one year, the weekly average yield on actually traded United States treasury securities adjusted to a constant maturity of one year shall be used.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

            "Unrestricted Subsidiary" means any subsidiary that would but for this definition of "Unrestricted Subsidiary" be a Subsidiary organized or acquired after the date of this Indenture as to which all of the following conditions apply: (a) neither the Company nor any of its other Subsidiaries (other than Unrestricted Subsidiaries) provides credit support for any Indebtedness of such Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness); (b) such Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness; (c) neither the Company nor any of its Subsidiaries (other than Unrestricted Subsidiaries) has made an Investment in such Unrestricted Subsidiary unless such Investment was permitted by the provisions of Section 909; and (d) the Board of Directors of the Company, as provided below, shall have designated such Subsidiary (including any newly formed or acquired Subsidiary) to be an Unrestricted Subsidiary; PROVIDED that after giving effect to such designation, such Subsidiary does not own, directly or indirectly, any Capital Stock of any other Subsidiary. Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing with the Trustee a Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complies with the foregoing conditions. The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Subsidiary; PROVIDED that (i) immediately after giving PRO FORMA effect to such designation, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the restrictions under

Section 908; and (ii) all Indebtedness of such Unrestricted Subsidiary shall be deemed to be incurred on the date such Unrestricted Subsidiary becomes a Subsidiary. Any subsidiary of an Unrestricted Subsidiary shall be an Unrestricted Subsidiary for purposes of this Indenture.

            "Unrestricted Subsidiary Indebtedness" of any Unrestricted Subsidiary means Indebtedness of such Unrestricted Subsidiary (a) as to which neither the Company nor any Subsidiary is directly or indirectly liable (by virtue of the Company or any such Subsidiary being the primary obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness), and (b) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Company or any Subsidiary to declare, a default on such Indebtedness of the Company or any Subsidiary or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

            "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

            "Wholly Owned Subsidiary" means a Subsidiary all the outstanding Capital Stock (other than directors' qualifying shares) of which are owned by the Company or another Wholly Owned Subsidiary.

            Section 102.  OTHER DEFINITIONS.

                                                             Defined
            Term                                            in Section
            ----                                            ----------

            "Act"                                                 105
            "Agent Members"                                       210
            "Applicable Procedures"                               201
            "Change of Control Offer"                             913
            "Change of Control Purchase Date"                     913
            "Change of Control Purchase Notice"                   913
            "Change of Control Purchase Price"                    913
            "covenant defeasance"                                 303
            "Defaulted Interest"                                  206
            "defeasance"                                          302
            "Defeasance Redemption Date"                          302
            "Defeased Securities"                                 301
            "Deficiency"                                          912
            "Depository Securities Certification"                 201
            "Excess Proceeds"                                     912
            "incur"                                               908

            "Non-Global Permanent Regulation S Security"          211
            "Note Amount"                                         912
            "Offer"                                               912
            "Offered Price"                                       912
            "Owner Securities Certification"                      201
            "Pari Passu Debt Amount"                              912
            "Pari Passu Offer"                                    912
            "Permanent Regulation S Global Security"              201
            "Permitted Payment"                                   909
            "Physical Securities"                                 201
            "Private Placement Legend"                            211
            "Purchase Date"                                       912
            "refinancing"                                         909
            "Required Filing Dates"                               916
            "Restricted Global Security"                          201
            "Restricted Payments"                                 909
            "Restricted Period"                                   201
            "Security Register"                                   204
            "Security Registrar"                                  204
            "Special Payment Date"                                206
            "Supplemental Indenture"                              701
            "Surviving Entity"                                    701
            "Temporary Regulation S Global Security"              201
            "Transferee Securities Certification"                 211
            "U.S. Government Obligations"                         304

            Section 103.  COMPLIANCE CERTIFICATES AND OPINIONS.

            Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate to the effect that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel to the effect that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of any certificates and/or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (a) a statement to the effect that each individual or firm signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (c) a statement to the effect that, in the opinion of each such individual or such firm, he has made such examination or investigation as is necessary to enable him or them to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such individual or such firm, such condition or covenant has been complied with.

            Prior to the issuance of any Exchange Security in the Exchange Offer, the Company must furnish to the Trustee an Opinion of Counsel with respect to the following matters:

                  (i) the Exchange Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Initial Securities in accordance with the Indenture and the Exchange Offer, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited to bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
            (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (whether considered in an action at law or in equity); and

                  (ii) when the Exchange Securities are executed and
            authenticated in accordance with the provisions of the Indenture and delivered in exchange for Initial Securities in accordance with the Indenture and the Exchange Offer, the Guarantees endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (whether considered in an action at law or in equity).

            Section 104.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company, any Guarantor or other obligor of the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any certificate or opinion of such an officer or of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company with respect to such factual matters and which contains a statement to the effect that the information with respect to such factual matters is in the possession of the Company, unless such officer or counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Section 105.  ACTS OF HOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            (b) The ownership of Securities shall be proved by the Security Register.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the

Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            (d) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate of affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            Section 106. NOTICES, ETC., TO TRUSTEE, THE COMPANY AND THE GUARANTORS.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

            (a) the Trustee by any Holder or by the Company, any Guarantor or any other obligor of the Securities shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, by first-class mail postage prepaid (return receipt requested) or delivered in person or by recognized overnight courier to or with the Trustee at 140 Broadway, 12th Floor, New York, New York 10005, Attention: Corporate Trust Department or at any other address furnished in writing prior thereto to the Holders, the Company, the Guarantors or any other obligor of the Securities by the Trustee; or

            (b) the Company or any Guarantor shall be sufficient for every purpose (except as provided in Section 501(c)) hereunder if in writing and mailed, first-class postage prepaid or delivered by recognized overnight courier, to the Company or any Guarantor addressed to it at 300 Nyala Farms Road, Westport, Connecticut 06880, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company, with a copy, in the case of any notice under Section 402, to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064, Attention: Robert M. Hirsh, Esq.

            Section 107.  NOTICE TO HOLDERS; WAIVER.

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before of after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

            Section 108.  CONFLICT WITH TRUST INDENTURE ACT.

            If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

            Section 109.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            Section 110.  SUCCESSORS AND ASSIGNS.

            All covenants and agreements in this Indenture by the Company, the Guarantors and any other obligor of the Securities shall bind their successors and assigns, whether so expressed or not.

            Section 111.  SEPARABILITY CLAUSE.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 112.  BENEFITS OF INDENTURE.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

            SECTION 113.  GOVERNING LAW.

            THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

            Section 114.  LEGAL HOLIDAYS.

            In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at Maturity or the Stated Maturity, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, as the case may be, to the next succeeding Business Day.

            Section 115.  SCHEDULES.

            All schedules attached hereto are by this reference made a part with the same effect as if herein set forth in full.

            Section 116.  COUNTERPARTS.

            This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

            Section 117.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT..

            Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture.

            The following Trust Indenture Act terms used in this Indenture have the following meanings:

            "indenture securities" means the Securities;

            "indenture security holder" means a Holder of a Security;

            "indenture to be qualified" means this Indenture;

            "indenture trustee" or "institutional trustee" means the Trustee;

            "obligor" on the Securities means the Company and any successor obligor upon the Securities.

            All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule under the Trust Indenture Act have the meanings so assigned to them.

                                  ARTICLE TWO

                                THE SECURITIES

            Section 201.  FORM AND DATING.

            The Securities and the Trustee's certificate of authentication shall be substantially in the form of EXHIBIT A or EXHIBIT B hereto, as the case may be, the terms of which are incorporated in and made a part of this Indenture. The Securities may have notations, legends or endorsements approved as to form by the Company and required by law, stock exchange rule, agreements to which the Company is subject or usage. Each Security shall be dated the date of its authentication. The Securities shall be issuable only in denominations of $1,000 and integral multiples thereof.

            Securities offered and sold to QIBs in reliance on Rule 144A or to Institutional Accredited Investors shall be issued initially in the form of two Global Securities in registered form, substantially in the form set forth in EXHIBIT A (collectively, and together with their Successor Securities, the "Restricted Global Security"), with such applicable legends as are provided for in EXHIBIT A and EXHIBIT O, registered in the name of the Depository or its nominee and deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit by the Depository to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). One Global Security (which may be represented by more than one certificate, if so required by the Depository's rules regarding the maximum principal amount to be represented by a single certificate) will represent Initial Securities sold to QIBs and the other will represent Initial Securities sold to Institutional Accredited Investors. The aggregate principal amount of the Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided. Transfers of Initial Securities from QIBs to Institutional Accredited Investors, and from Institutional Accredited Investors to QIBs, will be represented by appropriate increases and decreases to the respective amounts of the appropriate Global Security as provided in Section 211 hereof.

            Securities offered and sold in their initial distribution in reliance on Regulation S may be initially issued in the form of temporary Global Securities in fully registered form without interest coupons, substantially in the form set forth in EXHIBIT A, with such applicable legends as are provided for in EXHIBIT A and EXHIBIT O. Such temporary Global Securities shall be registered in the name of the Depository or its nominee and deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit by the Depository to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct), PROVIDED that upon such deposit all such Securities shall be credited to or through accounts maintained at the Depository by or on behalf of Euroclear or CEDEL. Until such time as the Restricted Period (as defined below) shall have expired, such temporary Global Securities, together with their Successor Securities which are Global Securities other than the Restricted Global Security, shall be referred to herein as a "Temporary Regulation S Global Security." After such time as the Restricted Period shall have expired and the certifications referred to below in the next succeeding paragraph shall have been provided, interests in such Temporary Regulation S Global Securities shall be exchanged for interests in like Global Securities, referred to herein collectively as the "Permanent Regulation S Global Security," substantially in the form of the Security set forth in EXHIBIT A, with such applicable legends as are provided for in EXHIBIT A and EXHIBIT O. Such Permanent Regulation S Global Securities shall be registered in the name of the Depository or its nominee and deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct). The aggregate principal amount of the Temporary Regulation S Global Security or the Permanent Regulation S Global Security may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided. As used herein, the term "Restricted Period" means the period of 40 days commencing on the day after the later of (a) the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (b) the Issue Date.

            Interests in a Temporary Regulation S Global Security may be exchanged for interests in a Permanent Regulation S Global Security only after
(a) the expiration of the Restricted Period, (b) the delivery by a beneficial owner of an interest therein to Euroclear or CEDEL of a written certification (an "Owner Securities Certification") substantially in the form of EXHIBIT E hereto, and (c) upon delivery by Euroclear or CEDEL to the Trustee of a written certification (a "Depository Securities Certification") substantially in the form attached hereto as EXHIBIT F. Upon satisfaction of such conditions, the Trustee will exchange the portion of the

Temporary Regulation S Global Security covered by such certification for interests in a Permanent Regulation S Global Security. The delivery by such Holder of a beneficial interest in such Temporary Regulation S Global Security of such certification shall constitute an irrevocable instruction by such holder to Euroclear or CEDEL, as the case may be, to exchange such Holder's beneficial interest in the Temporary Regulation S Global Security for a beneficial interest in the Permanent Regulation S Global Security upon expiration of the Restricted Period in accordance with the next succeeding paragraph.

            Upon:

                  (i)   the expiration of the Restricted Period;

                  (ii) receipt by Euroclear or CEDEL, as the case may be, of Owner Securities Certifications described in the preceding paragraph;

                  (iii) receipt by the Depository of:

                  (1) written instructions given in accordance with the rules and procedures of the Depository, Euroclear and CEDEL, in each case to the extent applicable and as in effect from time to time (the "Applicable Procedures"), from an Agent Member directing the Depository to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Permanent Regulation S Global Security in a principal amount equal to that of the beneficial interest in a corresponding Temporary Regulation S Global Security for which the necessary certifications have been delivered; and

                  (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member, and the Euroclear or CEDEL account for which such Agent Member's account is held, to be credited with, and the account of the Agent Member to be debited for, such beneficial interest; and

                  (iv) receipt by the Trustee of notification from the Depository of the transactions described in (iii) above and from Euroclear or CEDEL, as the case may be, of Depository Securities Certifications, the Trustee, as Registrar, shall instruct the Depository to reduce the principal amount of such Temporary Regulation S Global Security and to increase the principal amount of such Permanent Regulation S Global Security by the principal amount of the beneficial interest in such Temporary Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Permanent Regulation S Global Security having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Security was reduced upon such transfer.

            Securities offered and sold in reliance on Regulation S and Securities offered and sold to QIBs in reliance on Rule 144A or to Institutional Accredited Investors may be originally issued at the request of the Holders thereof in the form of permanent certificated Securities in registered form, in substantially the form set forth in EXHIBIT A (the "Physical Securities") with appropriate legends. Beneficial owners of Physical Securities may request registration of such Physical Securities in their names or the names of their nominees.

            If the Securities are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities that shall represent and shall be in minimum denominations of $1,000.

            Exchange Securities may be issued only in exchange for a like principal amount of Initial Securities pursuant to an Exchange Offer.

            The principal of and interest on Book-Entry Securities shall be payable to the Depository or its nominee, as the case may be, as the sole registered owner and the sole holder of the Book-Entry Securities represented thereby. The principal of and interest on Securities in certificated form shall be payable at the office of the Paying Agent.

            Section 202.  EXECUTION AND AUTHENTICATION.

            The Securities shall be executed on behalf of the Company by one of its Chairman of the Board, Vice-Chairman, President or one of its Vice Presidents. The Guarantees shall be executed on behalf of each Guarantor by one of its Chairman of the Board, President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices on the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and the Officer's Certificate and Opinion(s) of Counsel required by Section 103, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. The form of Trustee's certificate of authentication to be borne by the Securities shall be substantially as set forth in EXHIBIT A hereto.

            In case the Company, pursuant to Article Seven, shall be consolidated or merged with or into any other Person or shall sell, convey, assign, transfer, lease or otherwise dispose of substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged or consolidated, or the successor Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Seven, any of the Physical Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Physical Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of a Holder but without expense to such Holder, shall provide for the exchange of all Securities at the time Outstanding held by such Holder for Securities authenticated and delivered in such new name.

            The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

            Section 203.  TEMPORARY SECURITIES.

            Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

            If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 902, without charge to the Holders thereof. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

            Section 204.  REGISTRAR, REGISTRATION OF TRANSFER AND EXCHANGE.

            The Company shall cause to be kept at the Corporate Trust Office of the Trustee, or such other office as the Trustee may designate, a register (the register maintained in such office and in any other office or agency designated pursuant to Section 902 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee or an agent thereof or of the Company shall initially be the "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. The Company may appoint one or more co-registrars.

            Subject to Sections 210 and 211 hereof, upon surrender for registration of transfer of any Physical Security at the office or agency of the Company designated pursuant to Section 902, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Physical Securities of any authorized denomination or denominations, of a like aggregate principal amount.

            At the option of the Holder, Physical Securities may be exchanged for other Physical Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Physical Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer, or for exchange or redemption, shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

            No service charge shall be made to a Holder for any registration of, transfer, exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of, transfer, exchange or redemption of

Securities, other than exchanges pursuant to Section 202, 203, 205, 806, 912, 913 or 1008 not involving any transfer.

            The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business (i) 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 1004 and ending at the close of business on the day of such mailing or (ii) 15 days before an Interest Payment Date and ending on the close of business on the Interest Payment Date, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

            Section 205.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

            If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee, such security and/or indemnity, in each case as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay such Security.

            Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, the Guarantors and any other obligor of the Securities, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

            Section 206.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

            Interest on any Security which is payable, and is punctually paid or duly provided for, on the Stated Maturity of such interest shall be paid to the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest payment.

            Any interest on any Security which is payable, but is not paid or duly provided for on the Stated Maturity of such interest (or within 15 days after the Stated Maturity of such interest) and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder in whose name such Security is registered as of the Regular Record Date; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted
            Interest to the Persons in whose names the Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner.

            The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (the "Special Payment Date"), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the Special Payment Date, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this subsection provided. Such notice shall be received by the Trustee no less than 30 days prior to the Special Payment Date. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which Special Record Date shall be not more than 15 days and not less than 10 days prior to the Special Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date and Special Payment Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Payment Date therefor to be mailed, certified or registered (return receipt requested) first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

                  (b) The Company may make payment to the Persons in whose name the Securities are registered at the close of business on the Special Record Date and Special Payment Date of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, unless, after written notice given by the Company to the Trustee of the proposed payment pursuant to this subsection, such manner of payment shall not be deemed practicable by the Trustee (acting reasonably). The Trustee shall give prompt written notice to the Company of any such determination.

            Subject to the foregoing provisions of this Section 206, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            Section 207.  PERSONS DEEMED OWNERS.

            Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 206) interest and Liquidated Damages on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, any Guarantor, the Trustee or any agent of the Company, any Guarantor or the Trustee shall be affected by notice to the contrary.

            Section 208.  CANCELLATION.

            All Securities surrendered for payment, purchase, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company, any Guarantor or any Subsidiary may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company, any Guarantor or any such Subsidiary may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed in accordance with its customary procedures and certification of their destruction delivered to the Company unless by a Company Order received by the Trustee prior to such destruction the Company shall direct that the cancelled Securities be returned to it. The Trustee shall provide the Company a list of all Securities that have been cancelled from time to time as requested by the Company.

            Section 209.  COMPUTATION OF INTEREST.

            Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


            Section 210.  BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITY.

            (a) Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security. With respect to any Global Security deposited with the Trustee as custodian for the Depository for credit to the Agent Members' respective accounts (or to such other accounts as they may direct) at Euroclear or CEDEL, the provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear," and the "Management Regulations" and "Instructions to Participants" of CEDEL, respectively, shall be applicable to such Global Security.

            (b) Transfers of a Global Security shall be limited to transfers, in whole or in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred or exchanged for Physical Securities upon request of a Holder but only upon at least 20 days' prior written notice given to the Trustee by or on behalf of the Depository in accordance with the rules and procedures of the Depository and the provisions of Section 211. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if (i) the Depository (x) notifies in writing the Company that it is unwilling or unable to continue as Depository for such Global Security and a successor depository is not appointed by the Company within 90 days of such notice or (y) has ceased to be a clearing agency registered under the Exchange Act, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Physical Securities or (iii) an Event of Default has occurred and is continuing and the Security Registrar has received a written request from the Depository to issue Physical Securities.

            (c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depository or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Two. If any Security is to be exchanged for other Securities or canceled in part, or if a Physical Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Two or, if the Trustee is acting as custodian for the Depository or its nominee (or is party to a similar arrangement) with respect to such Global Security, the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, in each case by means of an appropriate adjustment made on the records of the Trustee, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depository or its authorized representatives to make a corresponding adjustment to its records (including by crediting or debiting any Agent Member's account as necessary to reflect any transfer or exchange of a beneficial interest). Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to this Article Two, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depository or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph or in paragraph (b) above, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depository or its authorized representative which is given or made pursuant to this Article Two if such order, direction or request is given or made in accordance with the Applicable Procedures.

            (d) In connection with the transfer of the entire Global Security to beneficial owners pursuant to paragraph (b), the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

            (e) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in a Global Security pursuant to paragraph
(d) shall, except as otherwise provided by paragraphs (a)(i)(x) and (e) of
Section 211, bear the legend regarding transfer restrictions applicable to the Physical Securities set forth in EXHIBIT A.

            (f) If an Initial Security is a Restricted Security and a Physical Security, then as provided in this Indenture and subject to the limitations herein set forth, the Holder, provided it is a Qualified Institutional Buyer or an Institutional Accredited Investor, may exchange such Security for a Book-Entry Security by instructing the Trustee (by completing the Transferee Certificate in the form of EXHIBIT K or L hereto) to arrange for such an Initial Security to be represented by a beneficial interest in the appropriate Global Security in accordance with the customary procedures of the Depository.

            (g) The Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action such Holder is entitled to take under this Indenture or the Securities.

            Section 211.  SPECIAL TRANSFER PROVISIONS.

            (a) TRANSFERS OF PHYSICAL SECURITIES AND CERTAIN RESTRICTED GLOBAL SECURITIES TO NON-QIB INSTITUTIONAL ACCREDITED INVESTORS. The following provisions shall apply with respect to the registration of any proposed transfer of a Physical Security constituting a Restricted Security and certain Restricted Global Securities to any Institutional Accredited Investor which is not a QIB:

                  (i) the Security Registrar shall register the transfer of any Security constituting a Restricted Security, whether or not such Restricted Security bears the private placement legend substantially in the form of EXHIBIT A hereto (the "Private Placement Legend"), if (x) the requested transfer is after July 21, 1998 and, to the knowledge of the Trustee, the transferor is not an Affiliate of the Company or any Guarantor or (y) the proposed transferee has delivered to the Security Registrar a certificate substantially in the form of EXHIBIT N hereto; and

                  (ii) if the proposed transferor is an Agent Member holding a beneficial interest in the Restricted Global Security representing Initial Securities held by QIBs, upon receipt by the Security Registrar of (x) the certificate, if any, required by paragraph (i) above and (y) instructions given in accordance with the Depository's and the Security Registrar's procedures, (a) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) a decrease in the principal amount of such Restricted Global Security in an amount equal to the principal amount of the beneficial interest in such Restricted Global Security to be transferred, and (b) (x) the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Securities of like tenor and amount or (y) the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Restricted Global Security representing Initial Securities held by Institutional Accredited Investors in an amount equal to the principal amount of such Restricted Global Security to be so transferred.

            (b) TRANSFERS OF PHYSICAL SECURITIES AND CERTAIN RESTRICTED GLOBAL SECURITIES TO QIBS. The following provisions shall apply with respect to the registration of any proposed transfer of a Physical Security constituting a Restricted Security and certain Restricted Global Securities to a QIB:

                  (i) the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A, and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

                  (ii) if the proposed transferee is an Agent Member and the Securities to be transferred consist of (a) Physical Securities which after transfer are to be evidenced by a beneficial interest in the Restricted Global Security representing Initial Securities held by QIBs, or (b) an interest in the Restricted Global Security representing Initial Securities held by Institutional Accredited Investors, upon receipt by the Security Registrar of instructions given in accordance with the Depository's and the Security Registrar's procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of such Restricted Global Security in an amount equal (x) the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred or (y) the amount of the interest in the Restricted Global Security representing Initial Securities held by Institutional Accredited Investors to be so transferred (in which case the Security Registrar shall reflect on its books and records the date and an appropriate decrease in the principal amount of such Restricted Global Security).

            (c) TRANSFER OF PHYSICAL SECURITIES TO NON-U.S. PERSONS. The following provisions shall apply with respect to the registration of any proposed transfer of a Physical Security constituting a Restricted Security to any Non-U.S. Person:

                  (i) the Security Registrar shall register the transfer of any Security constituting a Restricted Security, whether or not such Restricted Security bears the Private Placement Legend, if (x) the requested transfer is after July 21, 1998, to the knowledge of the Trustee, and the transferor is not an Affiliate of the Company or any Guarantor or (y) the proposed transferee has delivered to the Security Registrar a certificate including the information substantially to the effect of EXHIBIT G hereto and the transferor has delivered to the Security Registrar a certificate including the information substantially to the effect of EXHIBIT H or EXHIBIT I hereto; and

                  (ii) if the proposed transferor is an Agent Member holding a beneficial interest in a Restricted Global Security, upon receipt by the Security Registrar of (x) the certificate, if any, required by (i) above and (y) instructions given in accordance with the Depository's and the Security Registrar's procedures, (a) the Security Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) a decrease in the principal amount of such Restricted Global Security in an amount equal to the principal amount of the beneficial interest in such Restricted Global Security to be so transferred, and
(b) the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Securities of like tenor and amount.

            (d)   CERTAIN TRANSFERS AND EXCHANGES.

                  (i) TEMPORARY REGULATION S GLOBAL SECURITY. If the holder of a beneficial interest in a Temporary Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Temporary Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this clause (i). Upon delivery (a) by a beneficial owner of an interest in a Temporary Regulation S Global Security to Euroclear or CEDEL, as the case may be, of an Owner Securities Certification, (b) by the transferee of such beneficial interest in the Temporary Regulation S Global Security to Euroclear or CEDEL, as the case may be, of a written certification (a "Transferee Securities Certification") substantially in the form of EXHIBIT G hereto and (c) by Euroclear or CEDEL, as the case may be, to the Trustee, as Security Registrar, of a Depository Securities Certification, the Trustee may direct either Euroclear or CEDEL, as the case may be, to reflect on its records the transfer of a beneficial interest in the Temporary Regulation S Global Security from the beneficial owner providing the Owner Securities Certification to the Person providing the Transferee Securities Certification.

                  (ii) RESTRICTED GLOBAL SECURITY TO TEMPORARY REGULATION S GLOBAL SECURITY OR PERMANENT REGULATION S GLOBAL SECURITY. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this clause (ii) and clause (vii) below. Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given by or on behalf of the Depository in accordance with the Applicable Procedures directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, as the case may be, in a specified principal amount and to cause to be debited from another specified Agent Member's account a beneficial interest in the Restricted Global Security in an equal principal amount and (B) a certificate in substantially the form set forth
(i) in EXHIBIT H for holders taking delivery in the form of a beneficial interest in the Temporary Regulation S Global Security or (ii) in EXHIBIT I for holders taking delivery in the form of a beneficial interest in the Permanent Regulation S Global Security signed by or on behalf of the holder of such beneficial interest in the Restricted Global Security, the Trustee, as Security Registrar, shall, subject to clause (vii) below, reduce the principal amount of the Restricted Global Security, and increase the principal amount of the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, as the case may be, by such specified principal amount.

                  (iii) TEMPORARY REGULATION S GLOBAL SECURITY OR PERMANENT REGULATION S GLOBAL SECURITY TO RESTRICTED GLOBAL SECURITY. If the holder of a beneficial interest in the Temporary Regulation S Global Security or Permanent Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this clause (iii) and clause (vii) below; PROVIDED that with respect to any transfer of a beneficial interest in a Temporary Regulation S Global Security, the transferor and Euroclear or CEDEL, as the case may be, must have previously delivered an Owner Securities Certification and a Depository Securities Certification, respectively, with respect to such beneficial interest. Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given by or on behalf of the Depository in accordance with the Applicable Procedures directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security in a specified principal amount and to cause to be debited from another specified Agent Member's account a beneficial interest in the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, as the case may be, in an equal principal amount and (B) a certificate in substantially the form set forth in EXHIBIT J signed by or on behalf of the holder of such beneficial interest in the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, as the case may be, the Trustee, as Security Registrar, shall, subject to clause (vii) below, reduce the principal amount of such Temporary Regulation S Global Security or Permanent Regulation S Global Security, as the case may be, and increase the principal amount of the Restricted Global Security by such specified principal amount.

                  (iv) NON-GLOBAL RESTRICTED SECURITY TO GLOBAL SECURITY. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this clause (iv) and clause (vii) below. Upon receipt by the Trustee, as Security Registrar, of (A) such Security and written instructions given by or on behalf of such Holder as provided in
Section 210 directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, as the case may be, in a specified principal amount equal to the principal amount of the Restricted Security (or portion thereof) to be so transferred, and (B) an appropriately completed certificate substantially in the form set forth on EXHIBIT K hereto, if the specified amount is to be credited with a beneficial interest in the Restricted Global Security, or EXHIBIT L hereto, if the specified account is to be credited with a beneficial interest in the Temporary Regulation S Global Security or the Permanent Regulation S Global Security, signed by or on behalf of such Holder, then the Trustee, as Security Registrar, shall, subject to clause (vii) below, cancel such Restricted Security (and issue a new Security in respect of any untransferred portion thereof as provided in Section 210) and increase the principal amount of the Restricted Global Security, Temporary Regulation S Global Security or Permanent Regulation S Global Security, as the case may be, by the specified principal amount.

                  (v) NON-GLOBAL PERMANENT REGULATION S SECURITY TO RESTRICTED GLOBAL SECURITY OR PERMANENT REGULATION S GLOBAL SECURITY. If the Holder of a Permanent Regulation S Security (other than a Global Security) (a "Non-Global Permanent Regulation S Security") wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Permanent Regulation S Global Security, as the case may be, such transfer may be effected only in accordance with this clause (v) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Security and instructions given by or on behalf of such Holder as provided in Section 210 directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security or the Permanent Regulation S Global Security, as the case may be, in a principal amount equal to the principal amount of the Security (or portion thereof) to be so transferred, (B) (i) with respect to a transfer which is to be delivered in the form of a beneficial interest in the Restricted Global Security, a certificate in substantially the form set forth in EXHIBIT M-1, signed by or on behalf of such Holder, and (ii) with respect to a transfer which is to be delivered in the form of a beneficial interest in the Permanent Regulation S Global Security, a certificate in substantially the form set forth in EXHIBIT M-2, signed by or on behalf of such Holder, then the Trustee, as Security Registrar, shall, subject to clause (vii) below, cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 210 and increase the principal amount of the Restricted Global Security, or the Permanent Regulation S Global Security, as the case may be, by the specified principal amount.

                  (vi) OTHER EXCHANGE. Securities that are not Global Securities may be exchanged (on registration of transfer or otherwise) for Securities that are not Global Securities or for beneficial interests in a Global Security (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (i) through (v) above (including the certification requirements intended to insure that transfers or beneficial interests in a Global Security comply with Rule 144A, Regulation S, or another exemption from the Securities Act) and any Applicable Procedures, as may be from time to time adopted by the Company and the Trustee.

                  (vii) INTERESTS IN TEMPORARY REGULATION S GLOBAL SECURITY TO BE HELD THROUGH EUROCLEAR OR CEDEL. Until the later of the expiration of the Restricted Period and the provision of the Owner Securities Certification and the Depository Securities Certification, beneficial interests in any Temporary Regulation S Global Security may be held only in or through accounts maintained at the Depository by Euroclear or CEDEL (or by Agent Members Acting for the account thereof).

            (e) PRIVATE PLACEMENT LEGEND. Upon the registration of transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the circumstance contemplated by paragraph (a)(i)(x) of this Section 211 exists or
(ii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

            (f) GENERAL. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

            The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 210 or this
Section 211 in accordance with its customary procedures. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

                                 ARTICLE THREE

                      DEFEASANCE AND COVENANT DEFEASANCE

            Section 301. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

            The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 302 or Section 303 be applied to all of the Outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article Three.

            Section 302.  DEFEASANCE AND DISCHARGE.

            Upon the Company's exercise under Section 301 of the option applicable to this Section 302, each of the Company, the Guarantors, and any other obligor on the Securities shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company, the Guarantors and any other obligor of the Securities shall be deemed to have paid and discharged the entire indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 305 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company and upon written request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 304 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest and Liquidated Damages on such Securities when such payments are due, (b) the Company's obligations with respect to such Defeased Securities under Sections 203, 204, 205, 902 and 903, (c) the rights, powers, trusts, duties, indemnities and immunities of the Trustee hereunder, and
(d) this Article Three. Subject to compliance with this Article Three, the Company may exercise its option under this Section 302 notwithstanding the prior exercise of its option under Section 303 with respect to the Securities.

            Section 303.  COVENANT DEFEASANCE.

            Upon the Company's exercise under Section 301 of the option applicable to this Section 303, each of the Company, the Guarantors and any other obligor on the Securities shall be released from its obligations under any covenant or provision contained in Sections 905 through 916, inclusive, with respect to the Defeased Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants and provisions, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company, the Guarantors and any other obligor of the Securities may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein or in such Defeased Securities to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default, under Section 401(c), (d) or (f) but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

            Section 304.  CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

            The following shall be the conditions to application of either
Section 302 or Section 303 to the Defeased Securities:

             (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) United States dollars in an amount, (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (c) a combination thereof, in such amounts as will be sufficient, as reflected in the written report of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm delivered to the Trustee, to pay and discharge (and which shall be applied by the Trustee to pay and discharge) the principal of, premium, if any, and interest and Liquidated Damages on, the Defeased Securities on the Stated Maturity (or on any date after July 15, 2001 (such date being referred to as the "Defeasance Redemption Date"), if prior to electing either defeasance or covenant defeasance, the Company has delivered to the Trustee an irrevocable notice to redeem all of the outstanding Securities on the Defeasance Redemption Date) of such principal or installment of interest; PROVIDED that the Trustee (or such qualifying trustee) shall have been irrevocably instructed to apply such United States dollars or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. For this purpose, "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

             (2) In the case of an election under Section 302, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

             (3) In the case of an election under Section 303, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

             (4) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as subsections 401(g) and (h) are concerned, at any time during the period ending on the 91st day after the date of deposit.

             (5) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest with respect to any securities of the Company or any Guarantor.

             (6) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or a breach or violation of any provision of any agreement to which the Company or any Guarantor is a party or by which it is bound.

             (7) The Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

             (8) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities or any Guarantee over the other creditors of the Company or any Guarantor or with the intent of defeating, hindering, delaying or defrauding creditors of the Company, any Guarantor or others.

             (9) No event or condition shall exist that would prevent the Company from making payments of the principal of, premium, if any, and interest on the Securities on the date of such deposit or at any time ending on the 91st day after the date of such deposit.

            (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, each to the effect that all conditions precedent provided for relating to either the defeasance under
Section 302 or the covenant defeasance under Section 303 (as the case may be) have been complied with as contemplated by this Section 304.

            Opinions of Counsel required to be delivered under this Section may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, which certificates shall be limited to matters of fact, including that various financial covenants have been complied with.

            Section 305. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

            Subject to the provisions of the last paragraph of Section 903, all United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 304 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 304 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Defeased Securities.

            Anything in this Article Three to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any United States dollars or U.S. Government Obligations held by it as provided in Section 304 which, in the opinion of a nationally recognized firm of independent public accountants or nationally recognized investment banking firm expressed in a written report delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance. In the event of an error in any calculation resulting in a withdrawal hereunder, the Company shall deposit an amount equal to the amount erroneously withdrawn as promptly as practicable after becoming aware of such error.

            Section 306.  REINSTATEMENT.

            If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 302 or 303, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 302 or 303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such United States dollars or U.S. Government Obligations in accordance with Section 302 or 303, as the case may be; PROVIDED, HOWEVER, that (a) if the Company makes any payment to the Trustee or Paying Agent of principal, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the United States dollars and U.S. Government Obligations held by the Trustee or Paying Agent and (b) the Trustee or Paying Agent shall return all such United States dollars and U.S. Government Obligations to the Company promptly after receiving a Company Request therefor at any time, if the Trustee or Paying Agent receives written notice from the Company that such reinstatement of the Company's obligations has occurred and continues to be in effect at such time.

                                 ARTICLE FOUR

                                   REMEDIES

            Section 401.  EVENTS OF DEFAULT.

            "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) there shall be a default in the payment of any interest on, or Liquidated Damages with respect to, any Security when it becomes due and payable, and such default shall continue for a period of 30 days;

            (b) there shall be a default in the payment of the principal of (or premium, if any, on) any Security when and as the same shall become due and payable at its Maturity (upon acceleration, optional or mandatory redemption, required repurchase or otherwise);

            (c) (i) there shall be a default in the performance, or beach, of any covenant or agreement of the Company or any Guarantor under this Indenture (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in Section 401(a) or (b) or in clauses (ii) or
(iii) of this Section 401(c)) and such default or breach shall continue for a period of 30 days after written notice has been given, by certified mail, (x) to the Company by the Trustee or (y) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities;
(ii) there shall be a default in the performance or breach of the provisions of Article Seven; or (iii) the Company shall have failed to make or consummate a Change of Control Offer in accordance with the provisions of Section 913;

            (d) one or more defaults shall have occurred under any agreements, indentures or instruments under which the Company, any Guarantor or any Subsidiary then has outstanding Indebtedness in excess of $25,000,000 in the aggregate and, if not already matured at its final maturity in accordance with its terms, such Indebtedness shall have been accelerated;

            (e) any Guarantee shall for any reason cease to be, or be asserted in writing by any Guarantor or the Company not to be, in full force and effect, enforceable in accordance with its terms, except to the extent contemplated by this Indenture and such Guarantee;

            (f) one or more final judgments, orders or decrees for the payment of money in excess of $15,000,000, either individually or in the aggregate, shall be entered against the Company or any Subsidiary or any of their respective properties and shall not be discharged and either (i) enforcement proceedings shall have been commenced upon such judgment, order or decree or
(ii) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of an appeal or otherwise, shall not be in effect;

            (g) there shall have been the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of the Company, any Guarantor, or any Material Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or (ii) a decree or order adjudging the Company, any Guarantor or any Material Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, any Guarantor or any Material Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company, any Guarantor or any Material Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

            (h) (i) the Company, any Guarantor or any Material Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (ii) the Company, any Guarantor or any Material Subsidiary consents to the entry of a decree or order, for relief in respect of the

Company, any Guarantor or such Material Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (iii) the Company, any Guarantor or any Material Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (iv) the Company, any Guarantor or any Material Subsidiary (x) consents the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company, any Guarantor or such Material Subsidiary or of any substantial part of its property, (y) makes an assignment for the benefit of creditors or (z) admits in writing its inability to pay its debts generally as they become due or (v) the Company, any Guarantor or any Material Subsidiary takes any corporate action in furtherance of any such actions in this paragraph (h).

            Section 402.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

            If an Event of Default (other than an Event of Default specified in Sections 401(g) or (h) with respect to the Company) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall, declare all the Securities to be due and payable immediately in an amount equal to the principal amount of the Securities, together with accrued and unpaid interest, if any, to the date the Securities shall have become due and payable, by a notice in writing to the Company (and to the Trustee, if given by Holders), and upon any such declaration such amount shall become immediately due and payable. If an Event of Default specified in Sections 401(g) or (h) occurs with respect to the Company and is continuing, then all the Securities shall IPSO FACTO become and be immediately due and payable, in an amount equal to the principal amount of the Securities, together with accrued and unpaid interest, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any Holder.

            At any time after such declaration of acceleration has been made and before judgment or decree for payment of the money due has been obtained by the Trustee as provided hereinafter in this Article, the Holders of at least a majority in aggregate principal amount of the Outstanding Securities, by written notice of the Company and the Trustee, may rescind and annul such declaration and its consequences if:

            (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                   (i) all sums paid or advanced by the Trustee and the
            reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 507,

                  (ii)  all overdue interest on the Securities,

                 (iii) the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

                  (iv) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities; and

            (b) all Events of Default, other than the non-payment of principal of the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 413.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

            Section 403. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

            The Company and the Guarantors covenant that if

            (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and which default continues for a period of 30 days, or

            (b) default is made in the payment of the principal, premium, if any, on any Security at the Stated Maturity (upon acceleration, optional or mandatory redemption, required repurchase or otherwise) thereof, the Company and the Guarantors will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities the whole amount then due and payable on such Securities for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities.

            If the Company or any Guarantor, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any Guarantor or any other obligor upon the Securities, wherever situated.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture or any Guarantee by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, including, seeking recourse against or any Guarantor pursuant to the terms of its Guarantee, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy, including, without limitation, seeking recourse against any Guarantor pursuant to the terms of its Guarantee, or to enforce any other proper remedy, subject however to Section 412.

            The rights and remedies under this Section 403 are in addition to the other rights and remedies under this Article Four.

            Section 404.  TRUSTEE MAY FILE PROOFS OF CLAIM.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Company or any other obligor upon the Securities, including any Guarantor, or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

            (a) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Securities and file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any Custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements add advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 507.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, composition or other similar arrangement affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            Section 405. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 507, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

            Section 406.  APPLICATION OF MONEY COLLECTED.

            Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender hereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 507;

            SECOND: To the payment in full of the amounts then due and unpaid upon the Securities for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind according to the amounts due and payable in such Securities for principal, premium, if any, and interest; and

            THIRD: The balance, if any, to the Person or Persons entitled thereto as a court of competent jurisdiction shall direct, or to the Company, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

            Section 407.  LIMITATION ON SUITS.

            No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (c) such Holder or Holders have offered, and if requested have provided, to the Trustee an indemnity satisfactory to the Trustee in its sole discretion against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Trustee for 60 days after its receipt of such notice, request and offer (and if requested, provision) of indemnity has failed to institute any such proceeding; and

            (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or the Guarantee to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner provided in this Indenture or the Guarantee and for the equal and ratable benefit to all the Holders.

            Section 408. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 206) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

            Section 409.  RESTORATION OF RIGHTS AND REMEDIES.

            If the Trustee or any Holders has instituted any proceeding to enforce any right or remedy under this Indenture or any Guarantee and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, (a) the Company, the Guarantors and any other obligor under the Securities, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and (b) thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            Section 410.  RIGHTS AND REMEDIES CUMULATIVE.

            Except as provided in Section 205, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 411.  DELAY OR OMISSION NOT WAIVER.

            No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            Section 412.  CONTROL BY HOLDERS.

            The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, PROVIDED that:

            (a) such direction shall not be in conflict with any rule of law or with this Indenture (including, without limitation, Section 407) or any Guarantee or expose the Trustee to personal liability; and

            (b) subject to the provisions of Section 315 of the Trust Indenture Act, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            Section 413.  WAIVER OF PAST DEFAULTS.

            The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default hereunder and its consequences, except a Default

            (a) in the payment of the principal of, premium, if any, or interest on any Security, or

            (b) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security affected by such modification or amendment.

            Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

            Section 414.  UNDERTAKING FOR COSTS.

            All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

            Section 415.  WAIVER OF STAY, EXTENSION OR USURY LAWS.

            Each of the Company, the Guarantors and any other obligor under the Securities covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law or any usury or other similar law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company, the Guarantors or any other obligor under the Securities from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and each of the Company, the Guarantors and any other obligor under the Securities (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

            Section 416.  REMEDIES SUBJECT TO APPLICABLE LAW.

            All rights, remedies and powers provided by this Article may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Indenture are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                                 ARTICLE FIVE

                                  THE TRUSTEE

            Section 501.  DUTIES OF TRUSTEE.

            (a) If a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

            (b) Except during the continuance of a Default or an Event of
Default:

                  (1) the Trustee need perform only those duties as are
            specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee; and

                  (2) in the absence of bad faith or willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1)   this paragraph does not limit the effect of paragraph
            (b) of this Section 501;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction of the Holders of a majority in principal amount of Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power confirmed upon the Trustee under this Indenture.

            (d) No provision of Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (e) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), (c) and (d) of this Section 601.

            (f) The Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

            Section 502.  NOTICE OF DEFAULTS.

            Within 30 days after a Responsible Officer of the Trustee receives notice of the occurrence of any Default, the Trustee shall transmit by mail to all Holders or any other Persons entitled to receive reports pursuant to Trust Indenture Act Section 313(c), as their names and addresses appear in the Security Register, notice of such Default, unless such Default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

            Section 503.  CERTAIN RIGHTS OF TRUSTEE.

            Subject to the provisions of Trust Indenture Act Sections 315(a) through 315(d):

            (a) the Trustee may rely conclusively and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) wherever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to the taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) in the absence of bad faith on its part, may rely conclusively, upon an Officers' Certificate and/or an Opinion of Counsel;

            (d) the Trustee may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee in is sole discretion against the costs, expenses and liabilities which might be incurred therein or thereby in compliance with such request or direction;

            (f) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence or willful misconduct of the Trustee;

            (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document; but the Trustee in its discretion may make such further inquiry or investigation in accordance with any of the provisions of this Indenture into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine such relevant books, records and premises of the Company as may be reasonable, personally or by agent or attorney;

            (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (i) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights and powers; and

            (j) the Trustee shall not be charged with knowledge of any Default or Event of Default unless either (i) a Responsible Officer shall have actual knowledge thereof or (ii) the Trustee shall have received notice thereof in accordance with Section 106 hereof from the Company of any Holder of Notes.

            Section 504. TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITIONS OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF.

            The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

            Section 505. TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS;
ETC.

            The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent and, subject to Trust Indenture Act Sections 310 and 311, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

            Section 506.  MONEY HELD IN TRUST.

            All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law.

            Section 507. COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM.

            The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which, to the extent lawful, shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 401(g) or Section 401(h), the expenses (including the reasonable compensation and the expenses and disbursements of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law. The Company also covenants to indemnify the Trustee and each predecessor Trustee, and their respective officers, agents and employees for, and to hold them harmless against, any claim, loss, liability, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this Section 507 and also including any liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee. As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of Holders of particular Securities.

            Section 508.  CONFLICTING INTERESTS.

            The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

            Section 509.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

            There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Trust Indenture Act Section 310(a)(1) and which shall have a combined capital and surplus of at least $100,000,000, and have a Corporate Trust Office in The City of New York to the extent there is such an institution eligible and willing to serve. If the Trustee does not have an office in The City of New York, the Trustee shall appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee is required under this Indenture to conduct in The City of New York. The Trustee may not rescind any such agency without the consent of the Company, which consent may not be unreasonably withheld, unless the Trustee appoints a satisfactory replacement or has a Corporate Trust Office in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            Section 510. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 511.

            (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall use its best efforts to promptly appoint a successor Trustee by Board Resolution or written instrument executed by authority of the Board of Directors of the Company, a copy of which shall be delivered to the resigning Trustee and a copy to the successor Trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Trustee.

            (c) The Trustee may be removed at any time by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

            (d)   If at any time:

                  (1) the Trustee shall fail to comply with the provisions of
            Trust Indenture Act Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 509 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 414, any Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution or written instrument executed by authority of the Board of Directors of the Company, shall use its best efforts to promptly appoint a successor Trustee and shall comply with the applicable requirements of
Section 511. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, the Company or a court of competent jurisdiction has not appointed a successor Trustee, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, and the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner hereinafter provided, any Holder of a Security who has been a bona fide Holder for at least six months may, subject to Section 414, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office or agent hereunder.

            Section 511.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

            In case of the appointment hereunder of a successor Trustee with respect to the Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee under this Indenture; but, nevertheless, on the written request of the Company or the successor Trustee, upon payment of its charges then unpaid, such retiring Trustee shall pay over to the successor Trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all such rights, powers, duties and obligations.

            Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee or such successor Trustee to secure any amounts then due such Trustee pursuant to the provisions of Section 507.

            No successor Trustee with respect to the Securities shall accept appointment as provided in this Section 511 unless at the time of such acceptance such successor Trustee shall be eligible to act as Trustee under the provisions of Trust Indenture Act Section 310(a) and this

Article Five and shall have a combined capital and surplus of at least $100,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 509 in The City of New York.

            Upon acceptance of appointment by any successor Trustee as provided in this Section 511, the Company shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
510. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

            Section 512. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such corporation shall be eligible under Trust Indenture Act Section 310(a) and this Article Five and shall have a combined capital and surplus of at least $100,000,000.

            In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; PROVIDED that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, amalgamation, conversion or consolidation.

            Section 513.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

            If and when the Trustee shall be or become a creditor of the Company (or other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                 ARTICLE SIX

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

            Section 601. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

            The Company will furnish or cause to be furnished to the Trustee:

            (a) semi-annually, not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

            (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content to that in subsection (a) hereof as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

            Section 602.  DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

            Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

            Section 603.  REPORTS BY TRUSTEE.

            (a) Within 60 days after May 15 of each year commencing with the first May 15 after the issuance of Securities, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, as provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15 in accordance with and with respect to the matters required by Trust Indenture Act Section 313(a).

            (b) The Trustee shall promptly transmit to the Company a copy of any report it transmits to Holders pursuant to this Section 603.

            Section 604.  REPORTS BY COMPANY AND THE GUARANTORS.

            The Company and the Guarantors, as the case may be, shall:

            (a) file with the Trustee, in accordance with Section 916 hereof, and in any event within 30 days after the Company or any Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or any Guarantor is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company or any Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall (i) deliver to the Trustee annual audited financial statements of the Company and its Subsidiaries, prepared on a consolidated basis in conformity with GAAP, within 120 days after the end of each fiscal year of the Company, and (ii) file with the Trustee and the Commission, in accordance with, and so long as not prohibited by, the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or any Guarantor, as the case may be, with the conditions and covenants of this Indenture as is required from time to time by such rules and regulations (including such rules and regulations, if any, referred to in Trust Indenture Act Section 314(a)); and

            (c) transmit by mail to all Holders or any other Persons entitled to receive a report pursuant to Trust Indenture Act Section 313(c), within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Company, or any Guarantor, as the case may be, pursuant to Section 916 hereunder and subsections
(a) and (b) of this Section as is required and not prohibited by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE SEVEN

                     CONSOLIDATION, MERGER, SALE OF ASSETS

            Section 701. COMPANY, GUARANTORS MAY MERGE, CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

            (a) The Company shall not, in a single transaction or series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of affiliated Persons, or permit any of its Subsidiaries to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a Consolidated basis to any other Person or group of affiliated Persons, unless at the time and after giving effect thereto:

                   (i) either (a) the Company shall be the continuing
            corporation, or (b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Company and its Subsidiaries on a Consolidated basis (the "Surviving Entity") shall be a corporation, partnership, limited liability company or business trust duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall, in either case, expressly assume, by a supplemental indenture hereto, executed and delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, and this Indenture shall remain in full force and effect;

                  (ii) immediately before and immediately after giving effect to such transaction on a PRO FORMA basis, no Default or Event of Default shall have occurred and be continuing;

                 (iii) immediately before and immediately after giving effect to such transaction on a PRO FORMA basis (on the assumption that the transaction occurred on the first day of the four-quarter period immediately prior to the consummation of such transaction with the appropriate adjustments with respect to the transaction being included in such PRO FORMA calculation), the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) could incur $1.00 of additional Indebtedness under the provisions of Section 908 (other than Permitted Indebtedness);

                  (iv) each Guarantor, unless it is the other party of the
            transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person's obligations under this Indenture and the Securities;

                   (v) if any of the property or assets of the Company or any of its Subsidiaries would thereupon become subject to any Lien, the provisions of Sec tion 911 are complied with; and

                  (vi) the Company or the Surviving Entity shall have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, lease or other transaction and the supplemental indenture in respect thereto comply with the provisions described in this Section 701(a) and that all conditions precedent herein provided for in this Section 701(a) relating to such transaction have been complied with.

            (b) Each Guarantor shall not, and the Company will not permit a Guarantor to, in a single transaction or a series of related transactions, merge or consolidate with or into any other corporation (other than the Company or any other Guarantor) or other entity, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of it properties and assets on a Consolidated basis to any entity (other than the Company or any other Guarantor), unless at the time and after giving effect thereto:

                   (i) either (a) such Guarantor shall be the continuing
            corporation or (b) the entity (if other than such Guarantor) formed by such consolidation or into which such Guarantor is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition the properties and assets of such Guarantor shall be a corporation, partnership, limited liability company or business trust duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall, in either case, expressly assume, by a supplemental indenture hereto, executed and delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, all the obligations of such Guarantor under the Securities and this Indenture;

                  (ii) immediately before and immediately after giving effect to such transaction on a PRO FORMA basis, no Default or Event of Default shall have occurred and be continuing; and

                 (iii) such Guarantor shall have delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, sale, assignment, conveyance, transfer, lease or disposition and such supplemental indenture in respect thereto comply with this Indenture and thereafter all obligations of the predecessor shall terminate.

            (c) Notwithstanding anything in this Article Seven to the contrary, any Guarantee by a Subsidiary of the Securities may be released in accordance with the provisions of Section 1203.

            Section 702.  SUCCESSOR SUBSTITUTED.

            Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets on a Consolidated basis of the Company or any Guarantor in accordance with Section 701 with respect to which the Company or such Guarantor is not the continuing corporation, the successor Person formed by such consolidation or into which the Company or such Guarantor, as the case may be, is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor, as the case may be, under this Indenture and/or any Guarantee, as the case may be, with the same effect as if such successor had been named as the Company or such Guarantor, as the case may be, herein and/or in such Guarantee, as the case may be. When a successor assumes all the obligations of its predecessor under this Indenture, the Securities or such Guarantee, as the case may be, the predecessor shall be released from those obligations; PROVIDED that, in the case of a transfer by lease, the predecessor shall not be released from the payment of principal and interest on the Securities or such Guarantee, as the case may be.

            Any successor to the Company described in the foregoing paragraph may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution of this Indenture.

                                 ARTICLE EIGHT

                            SUPPLEMENTAL INDENTURES

            Section 801. SUPPLEMENTAL INDENTURES AND AGREEMENTS WITHOUT CONSENT OF HOLDERS.

            Without the consent of any Holders, the Company, the Guarantors and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements or other instruments with respect to any Guarantee, in form and substance reasonably satisfactory to the Trustee, for any of the following purposes:

            (a) to evidence the succession of another Person to the Company or any Guarantor, and the assumption by any such successor of the covenants of the Company or any Guarantor herein and in the Securities and in any Guarantee;

            (b) to add to the covenants of the Company, or the Guarantors, for the benefit of the Holders, or to surrender any right or power conferred upon the Company, or the Guarantors, as applicable, in this Indenture, the Securities or any Guarantee;

            (c) to cure any ambiguity or to correct or supplement any provision in this Indenture, the Securities or any Guarantee which may be defective or inconsistent with any other provision in this Indenture, the Securities or any Guarantee;

            (d) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 805 or otherwise;

            (e) to add a Guarantor of the Indenture Obligations;

            (f) to evidence and provide the acceptance of the appointment of a successor Trustee hereunder;

            (g) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders as additional security, pursuant to the requirements of Section 911 or otherwise, for the payment and performance of the Indenture Obligations, in any property or assets, including any which are required to be mortgaged, pledge or hypothecated, or in which a security interest is required to be granted, to the Trustee pursuant to this Indenture or otherwise; and

            (h) to clarify or make any other provisions with respect to matters or questions arising under this Indenture, the Securities or any Guarantee; PROVIDED that, in each case, such clarification or provision thus made shall not adversely affect the interests of the Holders.

            Section 802. SUPPLEMENTAL INDENTURES AND AGREEMENTS WITH CONSENT OF HOLDERS.

            Except as permitted by Section 801, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, each Guarantor, if any, and the Trustee, the Company and each Guarantor (if a party thereto) and the Trustee may (i) enter into an indenture or indentures supplemental hereto or agreements or other instruments with respect to any Guarantee, in form and substance reasonably satisfactory to the Trustee, for the purpose of adding any provisions to or amending, modifying or changing in any manner or eliminating any of the provisions of this Indenture, the Securities or any Guarantee (including, but not limited to, for the purpose of modifying in any manner the rights of the Holders under this Indenture, the Securities or any Guarantee) or
(ii) waive compliance with any provision in this Indenture, the Securities or any

Guarantee (other than waivers of past Defaults covered by Section 413 and waivers of covenants which are covered by Section 919); PROVIDED, HOWEVER, that no such supplemental indenture, agreement or instrument shall, without the consent of the Holder of each Outstanding Security affected thereby:

            (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security or waive a default in the payment of the principal or interest on any Security or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof;

            (b) amend, change or modify the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control in accordance with Section 913;

            (c) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences provided for in this Indenture;

            (d) modify any of the provisions of this Section or Sections 413 or 919, except to increase the percentage of Outstanding Securities required for such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

            (e) except as otherwise permitted under Article Seven, consent to the assignment or transfer by the Company or any Guarantor of any of its rights and obligations under this Indenture or any Guarantee.

            Upon the written request of the Company and each Guarantor, accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture or Guarantee, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company and each Guarantor in the execution of such supplemental indenture or Guarantee.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture or agreement or instrument relating to any Guarantee, but it shall be sufficient if such Act shall approve the substance thereof.

            Section 803.  EXECUTION OF SUPPLEMENTAL INDENTURES AND AGREEMENTS.

            In executing, or accepting the additional trusts created by, any supplemental indenture, agreement or instrument permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act Section 315(a) through 315(d) and Section 603 hereof) shall be fully protected in relying upon, in addition to the documents required by Section 103, an Opinion of Counsel and an Officers' Certificate to the effect that the execution of such supplemental indenture, agreement or instrument is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture, any Guarantee or otherwise.

            Section 804.  EFFECT OF SUPPLEMENTAL INDENTURE.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            Section 805.  CONFORMITY WITH TRUST INDENTURE ACT.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

            Section 806.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

            Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Eight may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities modified so as to conform to any such supplemental indenture, in the opinion of the Trustee and the Board of Directors, may be prepared and executed by the Company and each Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

            Section 807.  RECORD DATE.

            If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any supplemental indenture, agreement or instrument or any waiver, and shall promptly notify the Trustee of any such record date. If a record date is fixed those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such supplemental indenture, agreement or instrument or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. The record date shall be a date no more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed. No such consent shall be valid or effective for more than six months after such record date. Subject to applicable law, until any supplemental indenture, agreement, instrument or waiver becomes effective, or a consent to it by a Holder of a Security shall cease to be valid and effective as set forth in the preceding sentence, such consent is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

                                 ARTICLE NINE

                                   COVENANTS

            Section 901. PAYMENT OF PRINCIPAL, PREMIUM, INTEREST AND LIQUIDATED DAMAGES.

            The Company will duly and punctually pay the principal of, premium, if any, and interest and Liquidated Damages on the Securities in accordance with the terms of the Securities and this Indenture.

            Section 902.  MAINTENANCE OF OFFICE OR AGENCY.

            The Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of the Trustee at 140 Broadway, 12th Floor, New York, New York 10005 shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

            Section 903.  MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

            The Company will, on or before each due date of the principal of, premium, if any, or interest on, any Securities, deposit with a Paying Agent (which shall not be the Company) a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

            The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (b) give the Trustee notice of any Default by the Company or any Guarantor (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest;

            (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

            (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Company Order direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall promptly be paid to the Company upon Company Request; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be published once, in THE NEW YORK

TIMES and THE WALL STREET JOURNAL (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance on such money then remaining will promptly be repaid to the Company.

            Section 904.  CORPORATE EXISTENCE.

            Subject to Article Seven, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and related rights and franchises (charter and statutory) of the Company and each Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise or the corporate existence of any such Subsidiary if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof would not reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder; and PROVIDED, FURTHER, HOWEVER, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any of its assets in compliance with the terms of this Indenture.

            Section 905.  PAYMENT OF TAXES AND OTHER CLAIMS.

            The Company will pay or discharge or cause to be paid or discharged, on or before the date the same shall become due and payable, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary shown to be due on any return of the Company or any Subsidiary or otherwise assessed or upon the income, profits or property of the Company or any Subsidiary and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, would by law become a Lien upon the property of the Company or any Subsidiary, except for any Lien permitted to be incurred under
Section 911; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Company) are being maintained in accordance with GAAP consistently applied.

            Section 906.  MAINTENANCE OF PROPERTIES.

            The Company will cause all material properties owned by the Company or any Subsidiary or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be consistent with sound business practice and reasonably necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section 906 shall prevent the Company from discontinuing the maintenance of any such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of business of the Company and its Subsidiary and not reasonably expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder.

            Section 907.  INSURANCE.

            The Company will at all times keep all of its and its Subsidiaries' properties which are of an insurable nature reasonably self-insured or insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in the same general geographic areas in which the Company and its Subsidiaries operate, except where the failure to do so would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or prospects of the Company and its Subsidiaries, taken as a whole.

            Section 908.  LIMITATION ON INDEBTEDNESS.

            The Company will not, and will not permit any of its Subsidiaries to, create, issue, assume, guarantee, or otherwise in any manner become directly or indirectly liable for or with respect to or otherwise incur (collectively, "incur") any Indebtedness (including any Acquired Indebtedness but excluding any Permitted Indebtedness); PROVIDED, HOWEVER, that the Company and any Subsidiary that is a Guarantor may incur Indebtedness if the Consolidated Fixed Charge Coverage Ratio for the Company for the four full fiscal quarters immediately preceding the incurrence of such Indebtedness taken as one period (and after giving PRO FORMA effect to (i) the incurrence of such Indebtedness and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness was incurred, and the application of such proceeds occurred, at the beginning of such four-quarter period; (ii) the incurrence, repayment or retirement of any other Indebtedness by the Company and its Subsidiaries since the first day of such four-quarter period as if such Indebtedness was incurred, repaid or retired at the beginning of such four-quarter period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such four-quarter period);
(iii) in the case of Acquired Indebtedness, the related acquisition (as if such acquisition had been consummated on the first day of such four-quarter period); and (iv) any acquisition or disposition by the Company and its Subsidiaries of any company or any business or any assets out of the ordinary course of business, whether by merger, stock purchase or sale, or asset purchase or sale, or any related repayment of Indebtedness, in each case since the first day of such four-quarter period, as if such acquisition or disposition had been consummated on the first day of such four-quarter period) is equal to or greater than 2.0:1.0.

            Section 909.  LIMITATION ON RESTRICTED PAYMENTS.

            (a) The Company will not, and will not permit any Subsidiary to, directly or indirectly:

                   (i) declare or pay any dividend on, or make any distribution to holders of, the Company's Capital Stock (other than dividends or distributions payable in shares of the Company's Qualified Capital Stock or in options, warrants or other rights to acquire such Qualified Capital Stock);

                  (ii) purchase, redeem or otherwise acquire or retire for
            value, directly or indirectly, any Capital Stock of the Company or any Capital Stock of any Affiliate of the Company (other than Capital Stock of any Subsidiary) or options, warrants or other rights to acquire such Capital Stock;

                 (iii) make any principal payment on, or repurchase, redeem, defease, retire or otherwise acquire for value, prior to any scheduled principal payment, any sinking fund payment or maturity, any Subordinated Indebtedness;

                  (iv) declare or pay any dividend or distribution on any
            Capital Stock of any Subsidiary to any Person (other than (x) with respect to any Capital Stock held by the Company or any of its Wholly Owned Subsidiaries or (y) with respect to Capital Stock held by any other Person made on a pro rata basis consistent with the ownership interests in such Capital Stock to the owners of such Capital Stock);

                   (v) incur, create or assume any guarantee of Indebtedness of any Affiliate of the Company (other than a Wholly Owned Subsidiary of the Company); or

                  (vi) make any Investment in any Person (other than any Permitted Investments);

(any of the foregoing payments described in clauses (i) through (vi), other than any such action that is a Permitted Payment, collectively, "Restricted Payments") unless at the time of and after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, as determined by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution), (1) no Default or Event of Default shall have occurred and be continuing; (2) immediately before and immediately after giving effect to such transaction on a PRO FORMA basis, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the provisions of Section 908; and (3) the aggregate amount of all such Restricted Payments declared or made after the date of this Indenture does not exceed the sum of:

            (A)   $30,000,000;

            (B) 50% of the aggregate cumulative Consolidated Net Income of the Company accrued on a cumulative basis during the period beginning on the first day of the Company's fiscal quarter commencing prior to the date of this Indenture and ending on the last day of the Company's last fiscal quarter ending prior to the date of the Restricted Payment (or, if such aggregate cumulative Consolidated Net Income shall be a loss, minus 100% of such loss);

            (C) the aggregate Net Cash Proceeds received after the date of this Indenture by the Company from the issuance or sale (other than to any of its Subsidiaries) of its Qualified Capital Stock or any option, warrants or rights to purchase such Qualified Capital Stock of the Company (except, in each case, to the extent such proceeds are used to purchase, redeem or otherwise retire Capital Stock or Subordinated Indebtedness as set forth in clauses (b)(ii),
(b)(iii) and (b)(iv) of this Section);

            (D) the aggregate Net Cash Proceeds received after the date of this Indenture by the Company (other than from any of its Subsidiaries) upon the exercise of any options or warrants to purchase Qualified Capital Stock of the Company; and

            (E) the aggregate Net Cash Proceeds received after the date of this Indenture by the Company from debt securities or Redeemable Capital Stock that have been converted into or exchanged for Qualified Capital Stock of the Company to the extent such debt securities or Redeemable Capital Stock are originally sold for cash plus the aggregate Net Cash Proceeds received by the Company at the time of such conversion or exchange.

            (b) Notwithstanding the foregoing, and in the case of clauses (ii),
(iii) and (iv) below, so long as there is no Default or Event of Default continuing, the foregoing provisions shall not prohibit the following actions (clauses (i) through (v) being referred to as a "Permitted Payment"):

                   (i) the payment of any dividend or distribution within 60
            days after the date of declaration thereof, if at such date of declaration such payment would be permitted by the provisions of paragraph (a) of this Section and such payment shall be deemed to have been paid on such date of declaration for purposes of the calculation required by paragraph (a) of this Section;

                  (ii) the repurchase, redemption or other acquisition or
            retirement of any shares of Capital Stock of the Company in exchange for (including any such exchange pursuant to the exercise of a conversion right or privilege in connection therewith cash is paid in lieu of the issuance of fractional shares or scrip), or out of the Net Cash Proceeds of, a substantially concurrent issue and sale for cash (other than to a Subsidiary) of other Qualified Capital Stock of the Company; PROVIDED that the Net Cash Proceeds from the issuance of such shares of Qualified Capital Stock are excluded from clause (3)(C) of paragraph (a) of this Section;

                 (iii) any repurchase, redemption, defeasance, retirement or acquisition for value or payment of principal of any Subordinated Indebtedness in exchange for, or out of the net proceeds of, a substantially concurrent issuance and sale for cash (other than to any Subsidiary of the Company) of any Qualified Capital Stock of the Company, PROVIDED that the Net Cash Proceeds from the issuance of such Qualified Capital Stock are excluded from clause 3(C) of paragraph (a) of this Section;

                  (iv) the repurchase, redemption, defeasance, retirement,
            refinancing, acquisition for value or payment of principal of any Subordinated Indebtedness (other than Redeemable Capital Stock) (a "refinancing") through the issuance of new Subordinated Indebtedness of the Company; PROVIDED that any such new Subordinated Indebtedness
            (1) shall be in a principal amount that does not exceed the principal amount so refinanced (or, if such old Subordinated Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration or acceleration thereof, then such lesser amount as of the date of determination), plus the lesser of (I) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Subordinated Indebtedness being refinanced or (II) the amount of premium or other payment actually paid at such time to refinance the Subordinated Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing; (2) has an Average Life to Stated Maturity greater than the remaining Average Life to Stated Maturity of the Securities; (3) has a Stated Maturity for its final scheduled principal payment later than the Stated Maturity for the final scheduled principal payment of the Securities; and (4) is expressly subordinated in right of payment to the Securities at least to the same extent as the Indebtedness to be refinanced; and

                   (v) the repurchase of the Senior Subordinated Notes pursuant to the provisions of paragraph (c) of the covenant entitled "Limitation on Sale of Assets" in the indenture governing the Senior Subordinated Notes with Excess Proceeds but only to the extent that the Company has already complied with the provisions of paragraph
            (c) of Section 912 of this Indenture.

            Section 910.  LIMITATION ON TRANSACTIONS WITH AFFILIATES.

            (a) The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate of the Company (other than the Company or a Wholly Owned Subsidiary) unless (i) such transaction or series of related transactions is in writing on terms that are no less favorable to the Company or such Subsidiary, as the case may be, than would be available in a comparable transaction in arm's-length dealings with an unrelated third party and (ii) with respect to any transaction or series of related transactions involving aggregate payments in excess of $5,000,000, the Company delivers an Officers' Certificate to the Trustee certifying that such transaction or series of related transactions complies with clause (i) above and such transaction or series of related transactions has been approved by a majority of the Disinterested Directors of the Board of Directors; PROVIDED that any transaction or series of related transactions otherwise permitted under this paragraph (other than any transaction or series of related transactions with respect to the making of any Permitted Investment pursuant to clause (viii) of the definition of "Permitted Investment" or any Restricted Payment permitted pursuant to Section 909) pursuant to which the Company or any Subsidiary of the Company shall receive or render value exceeding $25,000,000 shall not be permitted unless, prior to the consummation of any such transaction or series of related transactions, the Company shall have received an opinion, from an independent nationally recognized investment banking firm or firm experienced in the appraisal or similar review of similar types of transactions, that such transaction is fair to the Company from a financial point of view; PROVIDED, FURTHER, that this
Section 910 shall not apply to (A) any transaction with an officer or member of the Board of Directors of the Company entered into in the ordinary course of business (including, without limitation, the Company's 1994 Stock Option Plan and other compensation or employee benefit arrangements with any officer or member of the Board of Directors of the Company), (B) transactions or agreements in existence on the date of the Indenture (and extensions or amendments thereof on terms which are not materially less favorable to the Company than the terms of any such transaction or agreement as in existence on the date of this Indenture), (C) directors' fees, (D) any reasonable employment agreement approved by the Board of Directors of the Company and entered into in the ordinary course of business of the Company or any extensions thereof on substantially equivalent terms, (E) loans to employees not exceeding $1,500,000 in the aggregate outstanding at any time, (F) any employee benefit plan available to employees of the Company generally, and (G) sales by the Company of its products in the ordinary course of business on arm's-length terms.

            (b) The Company will cause Playtex Investment Corp. not to amend, modify or in any way alter the terms of the Agreement, dated as of November 5, 1991, between Playtex Investment Corp. and Playtex Apparel Partners, L.P. in a manner adverse to the Company or any Subsidiary.

            Section 911.  LIMITATION ON LIENS.

            (a) The Company will not, and will not permit any Subsidiary to, create, incur, affirm or suffer to exist any Lien of any kind (other than Permitted Liens) upon any property or assets (including any intercompany notes) of the Company or any Subsidiary owned on the date of this Indenture or acquired after the date of this Indenture, or any income or profits therefrom, unless the Securities are secured equally and ratably with (or prior to in the case of Subordinated Indebtedness) the obligation or liability secured by such Lien.

            (b) Notwithstanding the foregoing, any security interest granted by the Company or any Subsidiary to secure the Securities created pursuant to paragraph (a) above shall provide by its terms that such security interest shall be automatically and unconditionally released and discharged upon the release by the holders of the obligation or liability of the

Company or any Subsidiary described in paragraph (a) above of their security interest (including any deemed release upon payment in full of all obligations under such Indebtedness), at a time when (A) no other obligation or liability of the Company or any Subsidiary has been secured by such property or assets of the Company or any such Subsidiary, or (B) the holders of all such other obligation or liability which is secured by such property or assets of the Company or any such Subsidiary also release their security interest in such property or assets (including any deemed release upon payment in full of all liabilities and obligations).

            Section 912.  LIMITATION ON SALE OF ASSETS.

            (a) The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, consummate an Asset Sale unless (i) at least 85% of the proceeds from such Asset Sale are received in cash; PROVIDED, however, that the amount of (A) any Senior Indebtedness (as shown on the Company's or such Subsidiaries' most recent balance sheet or in the notes thereto) of the Company or any such Subsidiary that are assumed by the transferee of any asset in connection with any Asset Sale and (B) any deferred payment obligations received by the Company or any such Subsidiary as proceeds of an Asset Sale that are concurrently with the Asset Sale converted into cash without recourse to the Company or any of its Subsidiaries, shall be deemed to be cash for purposes of this provision and (ii) the Company or such Subsidiary receives consideration at the time of such Asset Sale at least equal to the fair market value of the shares or assets sold (as determined by the Board of Directors of the Company and evidenced by a Board Resolution). Notwithstanding the foregoing, clause (i) of the preceding sentence shall not apply to any Asset Sale or portions thereof involving Excluded Assets or the making of any Permitted Investment pursuant to clause (vii) of the definition of "Permitted Investment" or a Restricted Payment permitted pursuant to Section 909.

            (b) If all or a portion of the Net Cash Proceeds of any Asset Sale are not applied to prepay or repay permanently any secured Senior Indebtedness then outstanding as provided by the terms thereof, or if no such secured Senior Indebtedness is then outstanding, then the Company may within 12 months of the Asset Sale, invest the Net Cash Proceeds in properties and assets that (as determined by the Board of Directors) replace the properties and assets that were the subject of the Asset Sale or in properties and assets that will be used in the businesses of the Company or its Subsidiaries existing on the date of this Indenture or in the businesses reasonably related thereto, which for purposes of this Indenture shall include any consumer products business. The amount of such Net Cash Proceeds neither used to permanently repay or prepay secured Senior Indebtedness nor used or invested as set forth in this paragraph constitutes "Excess Proceeds."

            (c) When the aggregate amount of Excess Proceeds equals $25,000,000 or more, the Company shall apply the Excess Proceeds to the repayment of the Securities and any Senior Indebtedness required to be repurchased under the instrument governing such Senior Indebtedness as follows: (i) the Company shall make an offer to purchase (an "Offer") from all Holders in accordance with the procedures set forth in this Indenture in the maximum principal amount (expressed as a multiple of $1,000) of Securities that may be purchased out of an amount

(the "Note Amount") equal to the product of such Excess Proceeds multiplied by a fraction, the numerator of which is the outstanding principal amount of the Securities, and the denominator of which is the sum of the outstanding principal amount of the Securities and such Senior Indebtedness (subject to proration in the event such amount is less than the aggregate Offered Price (as defined herein) of all Securities tendered) and (ii) to the extent required by such Senior Indebtedness to permanently reduce the principal amount of such Senior Indebtedness, the Company shall make an offer to purchase or otherwise repurchase or redeem Senior Indebtedness (a "Pari Passu Offer") in an amount (the "Pari Passu Debt Amount") equal to the excess of the Excess Proceeds over the Note Amount; PROVIDED that in no event shall the Pari Passu Debt Amount exceed the principal amount of such Senior Indebtedness plus the amount of any premium required to be paid to repurchase such Senior Indebtedness. The offer price shall be payable in cash in an amount equal to 100% of the principal amount of the Securities plus accrued and unpaid interest and Liquidated Damages, if any, to the date (the "Purchase Date") such offer is consummated (the "Offered Price"), in accordance with the procedures set forth in this Indenture. To the extent that the aggregate Offered Price of the Securities tendered pursuant to the Offer is less than the Note Amount relating thereto or the aggregate amount of Senior Indebtedness that is purchased is less than the Pari Passu Debt Amount (the amount of such shortfall, if any, constituting a "Deficiency"), the Company shall use such Deficiency in the business of the Company and its Subsidiaries. Upon completion of the purchase of all Securities tendered pursuant to an Offer and repurchase of the Senior Indebtedness pursuant to a Pari Passu Offer, the amount of Excess Proceeds, if any, shall be reset at zero.

            (d) Whenever the aggregate amount of Excess Proceeds received by the Company exceeds $25,000,000, such Excess Proceeds shall, prior to the purchase of Securities or any Senior Indebtedness described in paragraph (c) above, be set aside by the Company in a separate account pending (i) deposit with the depository or a Paying Agent of the amount required to purchase the Securities or Senior Indebtedness tendered in an Offer or a Pari Passu Offer and (ii) delivery by the Company of the Offered Price to the holders of the Securities or Senior Indebtedness tendered in an Offer or a Pari Passu Offer. Such Excess Proceeds may be invested in Temporary Cash Investments; PROVIDED that the maturity date of any such investment made after the amount of Excess Proceeds exceeds $25,000,000 shall not be later than the Purchase Date. The Company shall be entitled to any interest or dividends accrued, earned or paid on such Temporary Cash Investments; PROVIDED that the Company shall not be entitled to such interest and shall not withdraw such interest from the separate account, if an Event of Default has occurred and is continuing.

            (e) If the Company becomes obligated to make an Offer pursuant to paragraph (c) above, the Securities shall be purchased by the Company, at the option of the Holder thereof, in whole or in part in integral multiples of $1,000, on a date that is not earlier than 30 days and not later than 60 days from the date the notice is given to Holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act, subject to proration in the event the Note Amount is less than the aggregate Offered Price of all Securities tendered.

            (f) The Company shall comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with an Offer.

            (g) The Company will not, and will not permit any Subsidiary to, create or permit to exist or become effective any restriction (other than restrictions existing under (i) Indebtedness as in effect on the date of this Indenture as such Indebtedness may be refinanced from time to time or (ii) any Senior Indebtedness existing on the date of this Indenture or thereafter, in each case, PROVIDED that such restrictions are no less favorable to the Holders than those existing on the date of this Indenture) that would expressly impair the ability of the Company to make an Offer to purchase the Securities or, if such Offer is made, to pay for the Securities tendered for purchase.

            (h) Within 30 days after the date on which the amount of Excess Proceeds equals or exceeds $25,000,000, the Company shall send by first-class mail, postage prepaid, to the Trustee and to each Holder of the Securities, at such Holder's address appearing in the Security Register, a notice stating or including:

                  (i) that the Holder has the right to require the Company to repurchase, subject to proration, part or all of such Holder's Securities at the Offered Price;

                  (ii)  the Purchase Date;

                  (iii) the instructions a Holder must follow in order to have its Securities purchased in accordance with paragraph (c) of this Section; and

                  (iv) (i) the most recently filed Annual Report on Form 10-K
            (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report, other than Current Reports describing Asset Sales otherwise described in the offering materials (or corresponding successor reports)(or in the event the Company is not required to prepare any of the foregoing Forms, the comparable information required pursuant to Section 916),
            (ii) a description of material developments in the Company's business subsequent to the date of the latest of such Reports, (iii) if material, appropriate PRO FORMA financial information, and (iv) such other information, if any, concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed investment decision regarding the Offer;

                  (v)   the Offered Price;

                  (vi) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 902;

                  (vii) that Securities must be surrendered at least three
            Business Days prior the Purchase Date to the Paying Agent or to an office or agency referred to in Section 902 to collect payment;

                  (viii)that any Securities not tendered will continue to accrue interest and that unless the Company defaults in the payment of the purchase price, any Security accepted for payment pursuant to the Offer shall cease to accrue interest on and after the Purchase Date; and

                  (ix)  the procedures for withdrawing a tender.

            (i) Holders electing to have Securities purchased hereunder will be required to surrender such Securities at the address specified in the notice at least three Business Days prior to the Purchase Date. Holders will be entitled to withdraw their election to have their Securities purchased pursuant to this
Section 912 if the Company receives, not later than three Business Days prior to the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth (1) the name of the Holder, (2) the certificate number of the Security in respect of which such notice of withdrawal is being submitted, (3) the principal amount of the Security (which shall be $1,000 or an integral multiple thereof) delivered for purchase by the Holder as to which his election is to be withdrawn, (4) a statement that such Holder is withdrawing such Holder's election to have such principal amount of such Security purchased, and (5) the principal amount, if any, of such Security (which shall be $1,000 or an integral multiple thereof) that remains subject to the original notice of the Offer and that has been or will be delivered for purchase by the Company.

            (j) The Company shall (i) not later than the Purchase Date, accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) not later than 11:00 a.m. (New York time) on the Purchase Date, deposit with the Trustee or with a Paying Agent an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Purchase Date) sufficient to pay the aggregate Offered Price of all the Securities or portions thereof which are to be purchased on that date and (iii) not later than 11:00 a.m. (New York time) on the Purchase Date, deliver to the Paying Agent an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company.

            The Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest, if any, thereon, held by them for the payment of the Offered Price; PROVIDED, HOWEVER, that, (x) to the extent that the aggregate amount of cash deposited by the Company with the Trustee in respect to an Offer exceeds the aggregate Offered Price of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Purchase Date the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon.

            (k) Securities to be purchased shall, on the Purchase Date, become due and payable at the Offered Price and from and after such date (unless the Company shall default in the payment of the Offered Price) such Securities shall cease to bear interest. The Offered Price shall be paid to such Holder promptly following the later of the Purchase Date and the time of delivery of such Security to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Offered Price; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 206; PROVIDED, FURTHER, that Securities to be purchased are subject to proration in the event the Excess Proceeds are less than the aggregate Offered Price of all Securities tendered for purchase, with such adjustments as may be appropriate by the Trustee so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased. If any Security tendered for purchase in accordance with the terms of this Section shall not be so paid upon surrender thereof by deposit of funds with the Trustee or a Paying Agent in accordance with paragraph (j) above, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Purchase Date at the rate borne by such Security. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent in accordance with the terms of this Section at the office of such Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

            Section 913.  PURCHASE OF SECURITIES UPON A CHANGE OF CONTROL.

            (a) If a Change of Control shall occur at any time, then each Holder shall have the right to require that the Company purchase such Holder's Securities, pursuant to an offer described in subsection (b) of this Section (a "Change of Control Offer"), in whole or in part in integral multiples of $1,000, at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase (the "Change of Control Purchase Date"), in accordance with the procedures set forth in paragraphs (b), (c), (d) and (e) of this Section.

            (b) Within 30 days following any Change of Control, the Company shall notify the Trustee thereof and give written notice (a "Change of Control Purchase Notice") of such Change of Control to each Holder by first-class mail, postage prepaid, to the Trustee and to each Holder, at his address appearing in the Security Register stating or including:

                  (i) that a Change of Control has occurred, the date of such event, and that such Holder has the right to require the Company to repurchase such Holder's Securities at the Change of Control Purchase Price;

                  (ii) the circumstances and relevant facts regarding such
            Change of Control (including but not limited to information with respect to PRO FORMA historical income, cash flow and capitalization after giving effect to such Change of Control, if any);

                  (iii) that the Change of Control Offer is being made pursuant to Section 913(a) and that all Securities properly tendered pursuant to the Change of Control Offer will be accepted for payment at the Change of Control Offer Purchase Price;

                  (iv) the Change of Control Purchase Date which shall be a
            Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act;

                  (v) (i) the most recently filed Annual Report on Form 10-K
            (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report (or in the event the Company is not required to prepare any of the foregoing Forms, the comparable information required to be prepared by the Company pursuant to Section 916), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such reports and (iii) such other information, if any, concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed investment decision regarding the Change of Control Offer;

                  (vi)  the Change of Control Purchase Price;

                  (vii) the names and addresses of the Paying Agent and the
            offices or agencies referred to in Section 902;

                  (viii)that Securities must be surrendered at least three
            Business Days prior to the Change of Control Purchase Date to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 902 to collect payment;

                  (ix) that the Change of Control Purchase Price for any
            Security which has been properly tendered and not withdrawn will be paid promptly following the Change of Control Purchase Date;

                  (x) the procedures for withdrawing a tender of Securities and Change of Control Purchase Notice;

                  (xi) that any Security not tendered will continue to accrue interest; and

                  (xii) that, unless the Company defaults in the payment of the
            Change of Control Purchase Price, any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on and after the Change of Control Purchase Date.

            (c) Upon receipt by the Company of the proper tender of Securities, each Holder of a Security in respect of which such proper tender was made shall (unless the tender of such Security is properly withdrawn) thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Security. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Change of Control Purchase Price; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Change of Control Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 206. If any Security tendered for purchase in accordance with the provisions of this Section shall not be so paid upon surrender thereof by deposit of funds with the Paying Agent in accordance with paragraph (d) below, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Change of Control Purchase Date at the rate borne by such Security. Holders electing to have Securities purchased will be required to surrender such Securities to the Paying Agent at the address specified in the notice at least three Business Days prior to the Change of Control Purchase Date. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent in accordance with the provisions of this Section at the office of such Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

            (d) The Company shall (i) not later than the Change of Control Purchase Date, accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) not later than 11:00 a.m. (New York time) on the Change of Control Purchase Date, deposit with the Paying Agent an amount of cash sufficient to pay the aggregate Change of Control Purchase Price of all the Securities or portions thereof which are to be purchased as of the Change of Control Purchase Date and (iii) not later than 11:00 a.m. (New York time) on the Change of Control Purchase Date, deliver to the Paying Agent an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the

Change of Control Purchase Price of the Securities purchased from each such Holder. Any Securities not so accepted shall be promptly mailed or delivered by the Paying Agent at the Company's expense to the Holder thereof. The Company will publicly announce the results of the Change of Control Offer on the Change of Control Purchase Date. For purposes of this Section 913, the Company shall choose a Paying Agent which shall not be the Company.

            (e) A tender made in response to a Change of Control Purchase Notice may be withdrawn before or after delivery by the Holder to the Paying Agent at the office of the Paying Agent of the Security to which such Change of Control Purchase Notice relates, by means of a written notice of withdrawal delivered by the Holder to the Paying Agent at the office of the Paying Agent or to the office or agency referred to in Section 902 to which the related Change of Control Purchase Notice was delivered not later than three Business Days prior to the Change of Control Purchase Date specifying, as applicable:

                  1.    the name of the Holder;

                  2. the certificate number of the Security in respect of which such notice of withdrawal is being submitted;

                  3. the principal amount of the Security (which shall be $1,000 or an integral multiple thereof) delivered for purchase by the Holder as to which such notice of withdrawal is being submitted;

                  4. a statement that such Holder is withdrawing such Holder's election to have such principal amount of such Security purchased; and

                  5. the principal amount, if any, of such Security (which shall be $1,000 or an integral multiple thereof) that remains subject to the original Change of Control Purchase Notice and that has been or will be delivered for purchase by the Company.

            (f) As provided in the Securities, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon, held by them for the payment of the Change of Control Purchase Price; PROVIDED, HOWEVER, that, (x) to the extent that the aggregate amount of cash deposited by the Company pursuant to clause
(ii) of paragraph (d) above exceeds the aggregate Change of Control Purchase Price of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Change of Control Purchase Date, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon.

            (g) The Company shall comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change of Control Offer.

            (h) Notwithstanding the occurrence of a Change of Control, the Company shall not be obligated to repurchase the Securities pursuant to a Change of Control Offer, or otherwise comply with this Section 913, if the Company has elected to redeem all of the Securities in accordance with Article Ten.

            Section 914. LIMITATION ON ISSUANCE AND SALE OF CAPITAL STOCK OF SUBSIDIARIES.

            The Company will not permit (a) any Subsidiary to issue any Capital Stock (other than to the Company or any Wholly Owned Subsidiary that is a Guarantor) or (b) any Person (other than the Company or a Wholly Owned Subsidiary that is a Guarantor) to acquire any Capital Stock of any Subsidiary from the Company or any Wholly Owned Subsidiary, except upon the sale of all of the outstanding Capital Stock of such Subsidiary owned by the Company.

            Section 915. LIMITATION ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.

            The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distribution on its Capital Stock to the Company or any other Subsidiary, (b) pay any Indebtedness owned to the Company or any Subsidiary, (c) make any Investment in the Company or (d) transfer any of its properties or assets to the Company or any Subsidiary, except (i) any encumbrance or restriction pursuant to the Credit Facilities as in effect on the date of this Indenture or any other agreement in effect on the date of this Indenture, (ii) any encumbrance or restriction, with respect to a Subsidiary that is not a Subsidiary of the Company on the date of this Indenture, in existence at the time such Person becomes a Subsidiary of the Company and not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Company or any Subsidiary, (iv) any encumbrance or restriction contained in a working capital facility permitted to be incurred pursuant to paragraph (xi) of the definition of "Permitted Indebtedness" and (v) any encumbrance or restriction existing under any agreement that extends, renews, refinances or replaces the agreements containing the encumbrances or restrictions in the foregoing clauses (i) and (ii), PROVIDED that the terms and conditions of any such encumbrances or restrictions are not materially less favorable to the Holders than those under or pursuant to the agreement evidencing the Indebtedness so extended, renewed, refinanced or replaced.

            Section 916.  PROVISION OF FINANCIAL STATEMENTS.

            Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, the Company will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Sections 13(a) or 15(d) if the Company were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject. The Company will also in any event (x) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders and (ii) file with the Trustee, copies of the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act if the Company were subject to such Sections and
(y) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective holder of Securities at the Company's cost.

            Section 917.  ADDITIONAL SUBSIDIARY GUARANTORS.

            If the Company or any of its Subsidiaries shall after the date hereof (i) acquire or create another Subsidiary (other than a Foreign Subsidiary) or (ii) make any Investment in any Subsidiary that is not a Guarantor (other than an Investment permitted by Section 909), then the Company shall cause such Subsidiary to (A) execute and deliver to the Trustee a Guarantee in the form of EXHIBIT C hereto pursuant to which such Subsidiary shall unconditionally guarantee all of the Company's obligations under the Securities and this Indenture on the terms set forth in the Guarantee and (B) deliver to the Trustee an Opinion of Counsel in accordance with Section 103 hereof.

            Section 918.  STATEMENT BY OFFICERS AS TO DEFAULT.

            (a) The Company and each Guarantor will deliver to the Trustee, on or before a date not more than 45 days after the end of each fiscal quarter and not more than 90 days after the end of each fiscal year of the Company or such Guarantor, as the case may be, ending after the date hereof, a written statement signed by two executive officers of the Company or such Guarantor, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Company or such Guarantor, stating whether or not, after a review of the activities of the Company or such Guarantor during such year or such quarter and of the Company's or such Guarantor's performance under this Indenture, to the best knowledge, based on such review, of the signers thereof, the Company or such Guarantor has fulfilled all its obligations and is in compliance with all conditions and covenants under this Indenture throughout such year or quarter, as the case may be, and, if there has been a Default, specifying each Default and the nature and status thereof.

            (b) When any Default or Event of Default has occurred and is continuing, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed Default, the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission followed by hard copy an Officers' Certificate specifying such Default, Event of Default, notice or other action, the status thereof and what action the Company is taking or proposes to take with respect thereto, within five Business Days of its occurrence.

            Section 919.  WAIVER OF CERTAIN COVENANTS.

            The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 905 through 912 and Section 914 through 917 if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding waive such compliance in such instance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain full force and effect.

                                  ARTICLE TEN

                           REDEMPTION OF SECURITIES

            Section 1001.  RIGHT OF REDEMPTION.

            (a) The Securities shall not be redeemable at the Company's option prior to July 15, 2001. Thereafter, the Securities may be redeemed, at the election of the Company, in whole or in part, subject to the conditions and at the Redemption Prices specified in the form of Security, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates and Special Record Dates to receive interest due on relevant Interest Payment Dates).

            (b) Notwithstanding the foregoing, at any time prior to July 15, 2000, the Company at its option, may redeem up to 35% of the aggregate principal amount of the Securities Outstanding on the date of this Indenture, with the net proceeds from the sale by the Company of Qualified Capital Stock in one or more offerings after the date of this Indenture, within 60 days of receipt of such proceeds, at a Redemption Price equal to 108 7/8% of the principal amount, together with accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates and Special Record Dates to receive interest due on relevant Interest Payment Dates).

            (c) Notwithstanding the foregoing, at any time prior to July 15, 2001, the Company, at its option, may redeem the Securities, in whole or in part, at any time within 90 days after a Change of Control, upon not less than 30 nor more than 60 days' notice, in amounts of $1,000 or integral multiples thereof, at a redemption price equal to the sum of (i) the principal amount thereof plus (ii) accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates and Special Record Dates to receive interest due on relevant Interest Payment Dates) plus (iii) the Applicable Premium.

            Section 1002.  APPLICABILITY OF ARTICLE.

            Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

            Section 1003.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

            The election of the Company to redeem any Securities pursuant to
Section 1001 shall be evidenced by a Company Order and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, not less than 30 nor more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed.

            Section 1004.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

            If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee (or such shorter period as the Trustee may agree upon), from the Outstanding Securities not previously called for redemption, by lot or such other method as the Trustee shall deem fair and reasonable, and the amounts to be redeemed may be equal to $1,000 or any integral multiple thereof.

            The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

            Section 1005.  NOTICE OF REDEMPTION.

            Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

            All notices of redemption shall state:

            (a)   the Redemption Date;

            (b)   the Redemption Price;

            (c) if less than all Outstanding Securities are to be redeemed, the identification of the particular Securities to be redeemed;

            (d) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

            (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

            (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

            (g) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

            (h)   the CUSIP number, if any, relating to such Securities.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company. If the Company elects to give notice of redemption, it shall provide the Trustee with a certificate stating that such notice has been given in compliance with the requirements of this Section 1005.

            Such notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

            Section 1006.  DEPOSIT OF REDEMPTION PRICE.

            On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money in same day funds sufficient to pay the Redemption Price of, and, except if the Redemption Date shall be an Interest Payment Date, accrued interest on, all the Securities or portions thereof which are to be redeemed on that date. The Trustee or the Paying Agent shall hold in trust for, and return to, the Company promptly after the Business Day following the Redemption Date any interest or dividends, if any, earned on amounts deposited with the Trustee or the Paying Agent remaining after the payment of the aggregate Redemption Price for all securities to be redeemed.

            Section 1007.  SECURITIES PAYABLE ON REDEMPTION DATE.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall not have deposited funds in accordance with Section 1006 in respect of the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of
Section 206.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, by deposit or segregation of funds in accordance with Section 1006, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

            Section 1008.  SECURITIES REDEEMED OR PURCHASED IN PART.

            Any Security which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 902 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee, as the case may be, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed or purchased.

                                ARTICLE ELEVEN

                          SATISFACTION AND DISCHARGE

            Section 1101.  SATISFACTION AND DISCHARGE OF INDENTURE.

            This Indenture shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of the Securities herein expressly provided for) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

            (a)   either

                  (1) all the Securities theretofore authenticated and delivered
            (other than (i) lost, stolen or destroyed Securities which have been replaced or paid as provided in Section 205 and (ii) Securities for whose payment United States dollars have theretofore been deposited in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 903) have been delivered to the Trustee for cancellation; or

                  (2) all Securities not theretofore delivered to the Trustee for cancellation

                        (i)   have become due and payable, or

                        (ii) will become due and payable at their Stated Maturity within one year, or

                        (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

            and either the Company or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount sufficient to pay and discharge the entire indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, including principal of, premium, if any, and accrued interest on such Securities at such Maturity, Stated Maturity or Redemption Date;

            (b) the Company or any Guarantor has paid all other sums payable thereunder by the Company and any Guarantor; and

            (c) the Company and such Guarantor have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each to the effect that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and that such satisfaction and discharge will not result in a breach or violation of, or constitute a default under, this Indenture or a breach or violation of any agreement to which the Company or any Guarantor is a party or by which either is bound.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 507 and, if United States dollars shall have been deposited with the Trustee pursuant to subclause
(2) of Subsection (a) of this Section, the obligations of the Trustee under
Section 1102 and the last paragraph of Section 903 shall survive.

            Section 1102. APPLICATION OF TRUST MONEY.

            Subject to the provisions of the last paragraph of Section 903, all United States dollars deposited with the Trustee pursuant to Section 1101 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, and interest on the Securities for whose payment such United States dollars have been deposited with the Trustee.

                                ARTICLE TWELVE

                            GUARANTEE OF SECURITIES

            Section 1201. GUARANTEES.

            Subject to the provisions of this Article Twelve, each Guarantor jointly and severally unconditionally guarantees, on an unsecured senior basis, to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities, or the obligations of the Company to the Holders or the Trustee hereunder or under the Securities that (a) the principal of, premium, if any, and any accrued and unpaid interest and Liquidated Damages on the Securities shall be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on overdue principal of, premium, if any, and (to the extent permitted by law) interest on the Securities and that all other obligations of the Company to the Holders or the Trustee hereunder or under the Securities (including fees, expenses or other) shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise; and (c) any and all cost and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Trustee or its agents or any Holder of Securities in enforcing any rights under any Guarantee shall be promptly paid in full when due. Failing payment when due of any amount so guaranteed or failing performance of any other Indenture Obligation of the Company to the Holders, for whatever reason, each Guarantor shall be obligated to pay, or to perform or to cause the performance of, the same immediately. Each Guarantee shall be a guarantee of payment and not a guarantee of collection. An Event of Default under this Indenture or the Securities shall constitute an event of default under each Guarantee, and shall entitle the Holders of Securities to accelerate the Indenture Obligations of the Guarantors in the same manner and to the same extent as the Indenture Obligations of the Company. Each Guarantor's Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. By executing a Guarantee, each Guarantor shall be deemed to waive diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company and such Guarantor, protest, notice and all demands whatsoever and covenant that its Guarantee shall not be discharged except by complete performance of all Indenture Obligations, except as specified in Section 1203. If any Holder or the Trustee is required by any court or otherwise to return to the Company or such Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or such Guarantor, any amount paid by any such entity to the Trustee or such Holder, such Guarantor's Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. By executing a Guarantee, each Guarantor shall be deemed to agree that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Indenture Obligations until payment in full of all Indenture Obligations and further that, as between the Guarantors, on the one hand, and the Holders of Securities and the Trustee, on the other hand, (x) the maturity of the Indenture Obligations may be accelerated as provided in Article Four hereof for the purposes of its Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Indenture Obligations, and (y) in the event of any acceleration of such Indenture Obligations as provided in Article Four hereof, such Indenture Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purpose of its Guarantee. The Indenture Obligations of each Guarantor shall rank PARI PASSU in right of payment with all Indebtedness of such Guarantor that is not, by its terms, expressly subordinated in right of payment to the Indenture Obligations of such Guarantor.

            Section 1202. LIMITATION OF THE GUARANTORS' LIABILITY.

            Each Guarantor, by executing a Guarantee, and, by its acceptance hereof, each beneficiary hereof, shall be deemed to confirm that it is the intention and agreement of all such parties that such Guarantor's Guarantee not constitute a fraudulent transfer, conveyance or obligation for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law (including, without limitation, the Debtor and Creditor Law of the State of New York). To effectuate the foregoing intention, each such Person hereby irrevocably agrees that the Indenture Obligations of the Guarantors under this Article Twelve shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, result in the Indenture Obligations of such Guarantor under its Guarantee not constituting a fraudulent transfer, conveyance or obligation.

            Section 1203. RELEASE OF THE GUARANTORS.

            In the event of a sale or other disposition of all, or substantially all, of the assets of any Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the capital stock of any Guarantor, such Guarantor (in the event of a sale or others disposition, by way of such a merger, consolidation or otherwise, of all of the capital stock of such Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition of all, or substantially all, of the assets of such Guarantor) will be released and relieved of any obligations under its Guarantee. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request of the Company accompanied by an Officers' Certificate and Opinion of Counsel certifying as to the compliance with this Section 1203. Any Guarantor not released from its obligations under its Guarantee shall remain liable for the full amount of principal of, premium, if any, and accrued and unpaid interest on the Securities and for the other obligations of such Guarantor under this Indenture as provided in this Article Twelve.

            Section 1204. EXECUTION AND DELIVERY OF GUARANTEES.

            To evidence its Guarantee set forth in this Article Twelve, each Guarantor shall execute and deliver to the Trustee a Guarantee in the form of EXHIBIT C hereto pursuant to which such Subsidiary shall become a Guarantor under this Article Twelve and shall guarantee the obligations of the Company as provided in this Article Twelve. Concurrently with the execution and delivery of such Guarantee, the Company shall deliver to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee substantially to the effect that such Guarantee and supplemental indenture have been duly authorized, executed and delivered by such Guarantor and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or fraudulent transfer and other laws relating to creditors' rights generally and to general principles of equity, whether considered in a proceeding at law or in equity, the Guarantee of such Guarantor contained herein and in its Guarantee (subject to the limitations set forth in Section 1202) is a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.

            Each Guarantee shall remain in full force and effect and apply to all of the Securities notwithstanding any failure to endorse on each Security a notation of such Guarantee. The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of each Guarantor.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                    PLAYTEX PRODUCTS, INC.


                                    By: /s/ Michael F. Goss
                                       ------------------------------
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                                    PLAYTEX BEAUTY CARE, INC.



                                    By: /s/ Michael F. Goss
                                       ------------------------------
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President


                                    PLAYTEX INVESTMENT CORP.



                                    By: /s/ Michael F. Goss
                                       ------------------------------
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President


                                    PLAYTEX INTERNATIONAL CORP.



                                    By: /s/ Michael F. Goss
                                       ------------------------------
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President

                                    PLAYTEX SALES & SERVICES, INC.



                                    By: /s/ Michael F. Goss
                                       ------------------------------
                                       Name:  Michael F. Goss
                                       Title: Vice President


                                    PLAYTEX MANUFACTURING, INC.



                                    By: /s/ Michael F. Goss
                                       ------------------------------
                                       Name:  Michael F. Goss
                                       Title: Vice President


                                    SMILE-TOTE, INC.



                                    By: /s/ Michael F. Goss
                                       ------------------------------
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President


                                    SUN PHARMACEUTICALS CORP.



                                    By: /s/ Michael F. Goss
                                       ------------------------------
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President


                                    TH MARKETING CORP.



                                    By: /s/ Michael F. Goss
                                       ------------------------------
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President

                                    MARINE MIDLAND BANK,
                                      as Trustee



                                    By: /s/ Frank Godino
                                       ------------------------------
                                       Name:  Frank Godino
                                       Title: Authorized Signatory

                                                                     EXHIBIT A

                      (Form of Face of Initial Security)

[If a restricted security, then insert -- THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND, IN THE CASE OF CLAUSE (b), (c) OR (d), BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTE EVIDENCED HEREBY OR ANY NOTE ISSUED IN EXCHANGE FOR OR IN SUBSTITUTION HEREOF OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

            Each Temporary Regulation S Global Security shall bear the following legend on the face thereof:

THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN
SECTION 211 OF THE INDENTURE INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE INDENTURE), AND NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS

TEMPORARY REGULATION S GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN A RESTRICTED GLOBAL SECURITY OR IN A PERMANENT REGULATION S GLOBAL SECURITY UNTIL AFTER THE LATER OF THE DATE OF THE EXPIRATION OF THE RESTRICTED PERIOD AND THE DATE ON WHICH THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITORY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST HAVE BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, TO THE EFFECT THAT THE BENEFICIAL OWNER OR OWNERS OF SUCH INTEREST ARE NOT U.S. PERSONS.

            Each Permanent Regulation S Security shall bear the following legend on the face thereof:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.

                             PLAYTEX PRODUCTS, INC.

                                -----------------

                     8 7/8% SENIOR NOTES due 2004, Series A

No.                                                               $150,000,000
    ------------

            PLAYTEX PRODUCTS, INC., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________ or registered assigns, the principal sum of One Hundred Fifty Million United States dollars on July 15, 2004, at the office or agency of the Company referred to below, and to pay interest thereon from July 21, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 commencing January 15, 1998 at the rate of 8 7/8% per annum, in United States dollars, until the principal hereof is paid or duly provided for.

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder in whose name such Security is registered as of such Regular Record Date, and may be paid on the Special Payment Date to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee (and for which notice shall be given to Holders of Securities not less than 10 days prior to such Special Record Date) or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

            Payment of the principal of, premium, if any, and interest and Liquidated Damages on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. Interest shall be accrued on the basis of a 360-day year of twelve 30-day months.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

Dated:                        PLAYTEX PRODUCTS, INC.
       --------
                              By:
                                   ------------------------------

            This Security is one of a duly authorized issue of Securities of the Company designated as its 8 7/8% Senior Notes due 2004 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $150,000,000, which may be issued under and are subject to the terms of an indenture (herein called the "Indenture") dated as of July 21, 1997, among the Company, the Guarantors named therein and Marine Midland Bank, as trustee (together with any successor Trustee under the Indenture, the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

            The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on this Security and (b) certain covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

            The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, PARI PASSU in right of payment to all Senior Indebtedness, and senior in right of payment to all Subordinated Indebtedness, whether Outstanding on the date of the Indenture or thereafter, and this Security is issued subject to such provisions.

            The Securities are not redeemable by the Company prior to July 15, 2001. Thereafter, the Securities are subject to redemption, in whole or in part, at the option of the Company upon not less than 30 nor more than 60 days' prior notice to the Holders by first-class mail, at the election of the Company, in amounts of $1,000 or integral multiples of $1,000 at the following redemption prices (expressed as a percentage of the principal amount) if redeemed during the 12-month period beginning July 15 of the years indicated below:


                                                  Redemption
               Year                                 Price
               ----                               ----------

               2001..............................  104.438%
               2002..............................  102.219%
               2003..............................  100.000%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

            Notwithstanding the foregoing, at any time prior to July 15, 2000, the Company, at its option, may redeem up to 35% of the aggregate principal amount of the Securities Outstanding on the date of the Indenture in amounts of $1,000 or integral multiples of $1,000, with the net proceeds from the sale by the Company of Qualified Capital Stock in one or more offerings, within 60 days of receipt of such proceeds, on not less than 30 nor more than 60 days' prior notice to the Holders, at a redemption price equal to 108 7/8% of the principal amount, together, in each case, with accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date (subject to the right of Holders of record on relevant Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

            Notwithstanding the foregoing, at any time prior to July 15, 2001, the Company, at its option, may redeem the Securities, in whole or in part, at any time within 90 days after a Change of Control upon not less than 30 nor more than 60 days' prior notice to each Holder of Securities to be redeemed in amounts of $1,000 or an integral multiple thereof, at a redemption price equal to the sum of (i) the principal amount thereof plus (ii) accrued and unpaid interest and Liquidated Damages, if any, to the redemption date (subject to the right of Holders of record on relevant Record Dates or Special Record Dates to receive interest due on an Interest Payment Date) plus (iii) the Applicable Premium.

            If less than all of the Securities are to be redeemed, such portion of the Securities shall be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

            Upon the occurrence of a Change of Control, each Holder shall have the right to require the Company to purchase all or a portion of such Holder's Securities in amounts of $1,000 or integral multiples of $1,000, at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase.

            Under certain circumstances, in the event the Net Cash Proceeds that are received by the Company from any Asset Sale, and that are not applied to repay permanently any secured Senior Indebtedness then outstanding or invested in properties or assets used in the businesses of the Company, equal or exceed $25 million, the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking PARI PASSU with the Securities.

            In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

            In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

            If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the

Indenture. Notwithstanding the foregoing, in the case of an Event of Default from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Securities will become due and payable without further action or notice.

            The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture, the Securities and the Guarantees at any time with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture, the Securities and the Guarantees and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, the Guarantors or any other obligor under the Securities (in the event any Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

            As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (a) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (c) the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities a direction inconsistent with such request and (d) the Trustee shall have failed to institute such proceeding within 60 days; PROVIDED, HOWEVER, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Company, the Trustee nor any agent shall be affected by notice to the contrary.

            Upon any consolidation or merger, or any sale, assignment, conveyance, transfer or disposition (other than pursuant to a lease) of all or substantially all of the properties and assets of the Company or any Guarantor in accordance with the Indenture, subject to the terms and conditions of the Indenture, the successor Person to such transaction shall become the obligor on this Security, and the Company and each such Guarantor, as the case may be, shall be discharged from all obligations and covenants under this Security and the Indenture.

            This Security is entitled to the benefits of any Guarantee of any Guarantor made for the benefit of the Holders in accordance with the provisions of the Indenture. Upon the terms and subject to the conditions set forth in the Indenture, such Guarantors will unconditionally guarantee that the principal of, premium, if any, and interest on the Securities will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on overdue principal, premium, if any, and (to the extent permitted by law) interest on any interest, if any, on the Securities and that all other Indenture Obligations of the Company to the Holders or the Trustee under the Securities or the Indenture (including fees, expenses or other Indenture Obligations) will be promptly paid in full.

            Pursuant to the Registration Rights Agreement between the Company and the Initial Purchaser, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for the Company's 8 7/8% Senior Notes due 2004, Series B (the "Exchange Securities"), which have been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Initial Securities. The Holders of the Initial Securities shall be entitled to receive Liquidated Damages in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

            All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

            [If a Temporary Regulation S Global Security, then insert -- This Temporary Regulation S Global Security is one of a duly authorized issue of Securities of the Company designated as its 8 7/8% Senior Notes due 2004 (the "Securities"), issued under an Indenture, dated as of July 21, 1997 (herein called the "Indenture"), between the Company, the Guarantors named therein and Marine Midland Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture). The Securities are limited in aggregate principal amount to $150,000,000. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

            Until this Temporary Regulation S Global Security is exchanged for a Permanent Regulation S Global Security, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Temporary Regulation S Global Security shall in all other respects to be entitled to the same benefits as other Securities under the Indenture.

            This Temporary Regulation S Global Security is exchangeable in whole or in part for one or more Permanent Regulation S Global Securities or Restricted Global Securities only (i) on or after the expiration of the Restricted Period and (ii) upon presentation of certificates (accompanied by an opinion of counsel, if applicable) required by Article 2 of the Indenture. Upon exchange for this Temporary Regulation S Global Security for one or more Permanent Regulation S Global Securities or Restricted Global Securities, the Trustee shall cancel this Temporary Regulation S Global Security.

            This Temporary Regulation S Global Security shall not become valid or obligatory until the certificate or authentication hereon shall have been duly manually signed by the Trustee in accordance with the Indenture. This Temporary Regulation S Global Security shall be governed by and construed in accordance with the laws of the State of New York.]

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

            This is one of the Securities referred to in the within-mentioned Indenture.

                         MARINE MIDLAND BANK, as Trustee


                         By:
                            ----------------------------

                              Authorized Signatory

                                ASSIGNMENT FORM


            To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


------------------------------------------------------------------------------
          (Insert assignee's social security or federal tax I.D. no.)


------------------------------------------------------------------------------



------------------------------------------------------------------------------



------------------------------------------------------------------------------



------------------------------------------------------------------------------
            (Print. or type assignee's name, address and zip code)


and irrevocably appoint
                        ------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


------------------------------------------------------------------------------


Date:
     ---------------

                                    Your Signature:
                                                   -----------------------------
                                    (Sign exactly as your name appears on the face of this Security)

Signature Guarantee.

                      OPTION OF HOLDER TO ELECT PURCHASE


            If you want to elect to have all or any part of this Security purchased by the Company pursuant to Section 912 or Section 913 of the Indenture check the appropriate box:

            o     Section 912                      o  Section 913

            If you want to have only part of the Security purchased by the Company pursuant to Section 912 or Section 913 of the Indenture, state the amount (in integral multiples of $1,000) you elect to have purchased:


$
 -----------------

Date:
     --------------
                                    Your Signature:
                                                   -----------------------------
                                    (Sign exactly as your name appears on the face of this Security)

Signature Guarantee.

                                                                     EXHIBIT B

                       (Form of Face of Exchange Security)

                             PLAYTEX PRODUCTS, INC.

                                -----------------

                     8 7/8% SENIOR NOTES due 2004, Series B

No.                                                               $150,000,000
    ------------

            PLAYTEX PRODUCTS, INC., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________ or registered assigns, the principal sum of One Hundred Fifty Million United States dollars on July 15, 2004, at the office or agency of the Company referred to below, and to pay interest thereon from July 21, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 commencing January 15, 1998 at the rate of 8 7/8% per annum, in United States dollars, until the principal hereof is paid or duly provided for.

            The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder in whose name such Security is registered as of such Regular Record Date, and may be paid on the Special Payment Date to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee (and for which notice shall be given to Holders of Securities not less than 10 days prior to such Special Record Date) or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

            Payment of the principal of, premium, if any, and interest and Liquidated Damages on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. Interest shall be accrued on the basis of a 360-day year of twelve 30-day months.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

Dated:                        PLAYTEX PRODUCTS, INC.
       -----------
                              By:
                                   --------------------------------

            This Security is one of a duly authorized issue of Securities of the Company designated as its 8 7/8% Senior Notes due 2004 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $150,000,000, which may be issued under and are subject to the terms of an indenture (herein called the "Indenture") dated as of July 21, 1997, among the Company, the Guarantors named therein and Marine Midland Bank, as trustee (together with any successor Trustee under the Indenture, the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

            The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on this Security and (b) certain covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

            The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, PARI PASSU in right of payment to all Senior Indebtedness, and senior in right of payment to all Subordinated Indebtedness, whether Outstanding on the date of the Indenture or thereafter, and this Security is issued subject to such provisions.

            The Securities are not redeemable by the Company prior to July 15, 2001. Thereafter, the Securities are subject to redemption, in whole or in part, at the option of the Company upon not less than 30 nor more than 60 days' prior notice to the Holders by first-class mail, at the election of the Company, in amounts of $1,000 or integral multiples of $1,000 at the following redemption prices (expressed as a percentage of the principal amount) if redeemed during the 12-month period beginning July 15 of the years indicated below:


                                                  Redemption
               Year                                 Price
               ----                               ----------

               2001..............................  104.438%
               2002..............................  102.219%
               2003..............................  100.000%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

            Notwithstanding the foregoing, at any time prior to July 15, 2000, the Company, at its option, may redeem up to 35% of the aggregate principal amount of the Securities Outstanding on the date of the Indenture, in amounts of $1,000 or integral multiples of $1,000, with the net proceeds from the sale by the Company of Qualified Capital Stock in one or more offerings, within 60 days of receipt of such proceeds, on not less than 30 nor more than 60 days' prior notice to the Holders, at a redemption price equal to 108 7/8% of the principal amount, together, in each case, with accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date (subject to the right of Holders of record on relevant Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

            Notwithstanding the foregoing, at any time prior to July 15, 2001, the Company, at its option, may redeem the Securities, in whole or in part, at any time within 90 days after a Change of Control upon not less than 30 nor more than 60 days' prior notice to each Holder of Securities to be redeemed in amounts of $1,000 or an integral multiple thereof, at a redemption price equal to the sum of (i) the principal amount thereof plus (ii) accrued and unpaid interest and Liquidated Damages, if any, to the redemption date (subject to the right of Holders of record on relevant Record Dates or Special Record Dates to receive interest due on an Interest Payment Date) plus (iii) the Applicable Premium.

            If less than all of the Securities are to be redeemed, such portion of the Securities shall be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

            Upon the occurrence of a Change of Control, each Holder shall have the right to require the Company to purchase all or a portion of such Holder's Securities in amounts of $1,000 or integral multiples of $1,000, at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase.

            Under certain circumstances, in the event the Net Cash Proceeds that are received by the Company from any Asset Sale, and that are not applied to repay permanently any secured Senior Indebtedness then outstanding or invested in properties or assets used in the businesses of the Company, equal or exceed $25 million, the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking PARI PASSU with the Securities.

            In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

            In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

            If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the

Indenture. Notwithstanding the foregoing, in the case of an Event of Default from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Securities will become due and payable without further action or notice.

            The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture, the Securities and the Guarantees at any time with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture, the Securities and the Guarantees and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, the Guarantors or any other obligor under the Securities (in the event any Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

            As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (a) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (c) the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities a direction inconsistent with such request and (d) the Trustee shall have failed to institute such proceeding within 60 days; PROVIDED, HOWEVER, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Company, the Trustee nor any agent shall be affected by notice to the contrary.

            Upon any consolidation or merger, or any sale, assignment, conveyance, transfer or disposition (other than pursuant to a lease) of all or substantially all of the properties and assets of the Company or any Guarantor in accordance with the Indenture, subject to the terms and conditions of the Indenture, the successor Person to such transaction shall become the obligor on this Security, and the Company and each such Guarantor, as the case may be, shall be discharged from all obligations and covenants under this Security and the Indenture.

            This Security is entitled to the benefits of any Guarantee of any Guarantor made for the benefit of the Holders in accordance with the provisions of the Indenture. Upon the terms and subject to the conditions set forth in the Indenture, such Guarantors will unconditionally guarantee that the principal of, premium, if any, and interest on the Securities will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on overdue principal, premium, if any, and (to the extent permitted by law) interest on any interest, if any, on the Securities and that all other Indenture Obligations of the Company to the Holders or the Trustee under the Securities or the Indenture (including fees, expenses or other Indenture Obligations) will be promptly paid in full.

            All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

            This is one of the Securities referred to in the within-mentioned Indenture.

                         MARINE MIDLAND BANK, as Trustee


                         By:
                            -----------------------------
                                Authorized Signatory

                                ASSIGNMENT FORM


            To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to


------------------------------------------------------------------------------
          (Insert assignee's social security or federal tax I.D. no.)

------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------
            (Print. or type assignee's name, address and zip code)

and irrevocably appoint
                        ------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


------------------------------------------------------------------------------


Date:
     ----------------
                                    Your Signature:
                                                   ---------------------------
                                    (Sign exactly as your name appears on the face of this Security)

Signature Guarantee.

                      OPTION OF HOLDER TO ELECT PURCHASE


            If you want to elect to have all or any part of this Security purchased by the Company pursuant to Section 912 or Section 913 of the Indenture check the appropriate box:

            o     Section 912                      o  Section 913

            If you want to have only part of the Security purchased by the Company pursuant to Section 912 or Section 913 of the Indenture, state the amount (in integral multiples of $1,000) you elect to have purchased:


$
 -----------------

Date:
     --------------------
                                    Your Signature:
                                                   ---------------------------
                                    (Sign exactly as your name appears on the face of this Security)

Signature Guarantee.

                                                                     EXHIBIT C

                                   GUARANTEE


            The undersigned Guarantor (which term includes any successor or assign), pursuant to the terms of that certain Indenture (the "Indenture"), dated as of July 21, 1997, among Playtex Products, Inc., a Delaware corporation (the "Company"), the Guarantors named therein and Marine Midland Bank, as trustee (the "Trustee"), hereby, jointly and severally, unconditionally guarantees, on an unsecured senior basis, to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Securities or the obligations of the Company to the Holders or the Trustee under the Indenture or under the Securities, that (a) the principal of, premium, if any, and any accrued and unpaid interest and Liquidated Damages on the Securities shall be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on overdue principal of, premium, if any, and (to the extent permitted by law) interest on the Securities and that all other obligations of the Company to the Holders or the Trustee under the Indenture or under the Securities (including fees, expenses or other) shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise; and (c) any and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Trustee or its agents or any Holder of Securities in enforcing any rights under any Guarantee shall be promptly paid in full when due.

            The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Twelve of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.
THE TERMS OF ARTICLE TWELVE OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE. In the case of any discrepancy between this writing and Article Twelve of the Indenture, Article Twelve of the Indenture shall control.

            This is a continuing guarantee and shall remain in full force and effect and shall be binding upon the Guarantor and its successors and assigns until full, final and indefeasible payment of all of the Indenture Obligations (subject to Section 1204 of the Indenture) and shall inure to the benefit of the successors and assigns of the Trustee and the Holders of Securities and, in the event of any transfer or assignment of rights by any Holder of Securities or the Trustee, the rights and privileges herein conferred upon the party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a guarantee of payment and not a guarantee of collection.

            Notwithstanding the foregoing, this Guarantee shall be automatically released and discharged upon a sale or other disposition of all, or substantially all, of the assets of any

Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the capital stock of any Guarantor, which sale, exchange or transfer is made in compliance with applicable provisions of the Indenture.

            The Guarantor and, by its acceptance hereof, each beneficiary hereof, hereby confirms that it is the intention and agreement of all such parties that this Guarantee not constitute a fraudulent transfer, conveyance or obligation for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law (including, without limitation, the Debtor and Creditor Law of the State of New
York). To effectuate the foregoing intention each such Person hereby irrevocably agrees that the Indenture Obligations of the Guarantor under Article Twelve of the Indenture shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, result in the Indenture Obligations of such Guarantor under its Guarantee not constituting a fraudulent transfer, conveyance, or obligation.

            Capitalized terms used herein but not defined herein shall have the meanings given to them in the Indenture.

                                          [Guarantor]



                                           By:
                                              --------------------------
                                              Name:
                                              Title:

                                                                     EXHIBIT E


                FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
                     A BENEFICIAL INTEREST IN A TEMPORARY
                         REGULATION S GLOBAL SECURITY
                             TO EUROCLEAR OR CEDEL

                        OWNER SECURITIES CERTIFICATION

                            PLAYTEX PRODUCTS, INC.

                         8 7/8% Senior Notes due 2004


            Reference is hereby made to the Indenture, dated as of July 21, 1997 (the "Indenture") among Playtex Products, Inc., as Issuer, the Guarantors named therein and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This is to certify that, as of the date hereof, $_____ of the above-captioned Senior Notes (the "Senior Notes") are beneficially owned by non-U.S. person(s). As used in this paragraph, the term "U.S. Person" has the meaning given to it by Regulation S under the Securities Act of 1933, as amended.

            We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Senior Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

            We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchaser.

                              Dated:            ,
                                    ------------  ----

                              By:
                                    --------------------------------------------
                                    As, or as agent for, the beneficial owner(s)
                                    of the Senior Notes to which this
                                    certificate relates.

                                                                     EXHIBIT F


                       FORM OF CERTIFICATION TO BE GIVEN
                         BY THE EUROCLEAR OPERATOR OR
                                     CEDEL

                      DEPOSITORY SECURITIES CERTIFICATION

                            PLAYTEX PRODUCTS, INC.

                         8 7/8% Senior Notes due 2004
                             CUSIP No.
                                       ----------


            Reference is hereby made to the Indenture, dated as of July 21, 1997 (the "Indenture"), among Playtex Products, Inc., as Issuer, the Guarantors named therein and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This is to certify that, with respect to U.S. $________ principal amount of the above-captioned Senior Notes (the "Senior Notes"), except as set forth below, we have received in writing by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Senior Notes (our "Member Organizations"), certifications with respect to such portion, substantially to the effect set forth in the Indenture.1

            We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Regulation S Global Security (as defined in the Indenture) excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange or, if relevant, exercise of any rights or collection of any interest are no longer true and cannot be relied upon as of the date hereof.

            We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in
--------
      1 Unless Morgan Guaranty Trust Company of New York, London Branch is otherwise informed by the Agent, the long form certificate set out in the Operating Procedures will be deemed to meet the requirements of this sentence.

such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchaser.

                              Dated:            ,
                                    ------------  ----


                              Yours faithfully,


                              [MORGAN GUARANTY TRUST COMPANY OF
                               NEW YORK, as operator of the Euroclear System]


                              or


                              [CEDEL BANK, SOCIETE ANONYME]

                              By:
                                 -------------------------------------

                                                                     EXHIBIT G


                     FORM OF CERTIFICATION TO BE GIVEN BY
                   TRANSFEREE OF A BENEFICIAL INTEREST IN A
                    TEMPORARY REGULATION S GLOBAL SECURITY

                     TRANSFEREE SECURITIES CERTIFICATION

                            PLAYTEX PRODUCTS, INC.

                         8 7/8% Senior Notes due 2004
                             CUSIP No.
                                       ---------


            Reference is hereby made to the Indenture, dated as of July 21, 1997 (the "Indenture"), among Playtex Products, Inc., as Issuer, the Guarantors named therein and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            For purposes of acquiring a beneficial interest in the Temporary Regulation S Global Security, the undersigned certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

            We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Senior Notes held by you in which we intend to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification if may be assumed that this certification applies as of such date.

            We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchaser.

                              Dated:            ,
                                    ------------  ----


                              By:
                                 -------------------------------------
                                 As, or as agent for, the beneficial
                                 owner(s) of the Senior Notes to which
                                 this certificate relates.

                                                                     EXHIBIT H


                    FORM OF CERTIFICATION FOR TRANSFER OR
                    EXCHANGE OF RESTRICTED GLOBAL SECURITY
                  TO TEMPORARY REGULATION S GLOBAL SECURITY
                     (Exchanges or transfers pursuant to
                     Section 211(d)(ii) of the Indenture)



Marine Midland Bank
140 Broadway, 12th Floor
New York, New York  10005

Attention:  Corporate Trust Administration--Playtex Products

            Re:   PLAYTEX PRODUCTS, INC.
                  8 7/8% Senior Notes due 2004
                  (THE "SENIOR NOTES")

            Reference is hereby made to the Indenture, dated as of July 21, 1997 (the "Indenture"), among Playtex Products, Inc., as Issuer, the Guarantors named therein and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This letter relates to U.S. $__________ aggregate principal amount of Senior Notes which are held in the form of the Restricted Global Security representing Senior Notes held by QIBs (CUSIP No. __________) or in the form of the Restricted Global Security representing Senior Notes held by Institutional Accredited Investors (CUSIP No. __________) with the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Senior Notes to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Senior Notes evidenced by the Temporary Regulation S Global Security (CUSIP No. __________) to be held with the Depository in the name of [Euroclear] [Cedel Bank, societe anonyme].

            In connection with such request and in respect of such Senior Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Senior Notes and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

            (1) the offer of the Senior Notes was not made to a person in the United States;

            [(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;]*

            [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States;]*

            (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

            (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depository in the name of [Euroclear] [Cedel Bank, societe anonyme].

            We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchaser.

                                          (Insert Name of Transferor)


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


Dated

cc:  Playtex Products, Inc.
--------
  * Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.

                                                                     EXHIBIT I


                    FORM OF CERTIFICATION FOR TRANSFER OR
                    EXCHANGE OF RESTRICTED GLOBAL SECURITY
                  TO PERMANENT REGULATION S GLOBAL SECURITY
                     (Exchanges or transfers pursuant to
                     Section 211(d)(ii) of the Indenture)


Marine Midland Bank
140 Broadway, 12th Floor
New York, New York  10005

Attention:  Corporate Trust Administration--Playtex Products

            Re:   PLAYTEX PRODUCTS, INC.
                  8 7/8% Senior Notes due 2004
                  (THE "SENIOR NOTES")

            Reference is hereby made to the Indenture, dated as of July 21, 1997 (the "Indenture"), among Playtex Products, Inc., as Issuer, the Guarantors named therein and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This letter relates to U.S. $__________ aggregate principal amount of Senior Notes which are held in the form of the Restricted Global Security representing Senior Notes held by QIBs (CUSIP No. __________) or in the form of the Restricted Global Security representing Senior Notes held by Institutional Accredited Investors (CUSIP No. __________) with the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Senior Notes to a Person who will take delivery thereof in the from of an equal aggregate principal amount of Senior Notes evidenced by the Permanent Regulation S Global Security (CUSIP No. __________).

            In connection with such request, and in respect of such Senior Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Senior Notes, and

            (1) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), the Transferor does hereby certify that:

                  (A) the offer of the Senior Notes was not made to a person in the United States;

                  [(B) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;]*

                  [(B) the transaction was executed in, on or through the
            facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States;]*

                  (C) no directed selling efforts have been made in
            contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                  (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

            (2) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Senior Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act.

            We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchaser.

                                          [Insert Name of Transferor]


                                          By:
                                             ----------------------------
                                             Name:
                                             Title:


Dated:

cc:  Playtex Products, Inc.
--------
     * Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.

                                                                     EXHIBIT J


                    FORM OF CERTIFICATION FOR TRANSFER OR
              EXCHANGE OF TEMPORARY REGULATION S GLOBAL SECURITY
                 OR PERMANENT REGULATION S GLOBAL SECURITY TO
                          RESTRICTED GLOBAL SECURITY
                     (Exchanges or transfers pursuant to
                    Section 211(d)(iii) of the Indenture)


Marine Midland Bank
140 Broadway, 12th Floor
New York, New York  10005

Attention:  Corporate Trust Administration--Playtex Products

            Re:   PLAYTEX PRODUCTS, INC.
                  8 7/8% Senior Notes due 2004
                  (THE "SENIOR NOTES")

            Reference is hereby made to the Indenture, dated as of July 21, 1997 (the "Indenture"), among Playtex Products, Inc., as Issuer, the Guarantors named therein and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This letter relates to U.S. $__________ principal amount of Senior Notes which are evidenced by an aggregate [Temporary Regulation S Global Security (CUSIP No. __________)] [Permanent Regulation S Global Security (CUSIP No. __________)] and held with the Depository through [Euroclear] [Cedel] (Common Code _____) in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in Senior Notes to a person that will take delivery thereof in the form of an equal aggregate principal amount of Senior Notes evidenced by a Restricted Global Security representing Senior Notes held by QIBs of the same series and of like tenor as the Senior Notes (CUSIP No. __________) or in the form of the Restricted Global Security representing Senior Notes held by Institutional Accredited Investors (CUSIP No. __________).

            In connection with such request and in respect of such Senior Notes, the Transferor does hereby certify that such transfer is being effected (i) pursuant to and in accordance with Rule 144A under the Securities Act and, accordingly, the Transferor does hereby further certify that the Senior Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Senior Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and (ii) in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

            This certification and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchaser.

                                          [Insert Name of Transferor]


                                          By:
                                             ----------------------------
                                             Name:
                                             Title:



Dated:

cc:  Playtex Products, Inc.

                                                                     EXHIBIT K


                      FORM OF CERTIFICATION FOR TRANSFER
               OR EXCHANGE OF NON-GLOBAL RESTRICTED SECURITY TO
                          RESTRICTED GLOBAL SECURITY
                     (Transfers and exchanges pursuant to
                     Section 211(d)(iv) of the Indenture)

Marine Midland Bank
140 Broadway, 12th Floor
New York, New York  10005

Attention:  Corporate Trust Administration--Playtex Products

            Re:   PLAYTEX PRODUCTS, INC.
                  8 7/8% Senior Notes due 2004
                  (THE "SECURITIES")

            Reference is hereby made to the Indenture, dated as of July 21, 1997 (the "Indenture"), among Playtex Products, Inc., as Issuer, the Guarantors named therein and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This letter relates to $__________ principal amount of Restricted Securities held in definitive form (CUSIP No. __________) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

            In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with Rule 144A or another exemption under the United States Securities Act of 1933, as amended (the "Securities Act") and accordingly the Transferor does hereby further certify that:

            (1)   if the transfer has been effected pursuant to Rule 144A:

                  (A) the Securities are being transferred to a person that the
            Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion;

                  (B) such Person and each such account is a "qualified
            institutional buyer" within the meaning of Rule 144A; and

                  (C) the Securities have been transferred in a transaction
            meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States; or

            (2) if the transfer has been effected pursuant to another exemption under the Act:

                  (A) the Securities were transferred to a person that the
            Transferor reasonably believes is an Institutional Accredited Investor; and

                  (B) the Securities have been transferred pursuant to an
            exemption from the Securities Act and made in accordance with any applicable securities laws of any state of the United States.

            We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchaser.

                                          Dated:

                                          [Insert Name of Transferor]


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:




cc:  Playtex Products, Inc.

                                                                     EXHIBIT L


                      FORM OF CERTIFICATION FOR TRANSFER
               OR EXCHANGE OF NON-GLOBAL RESTRICTED SECURITY TO
                    PERMANENT REGULATION S GLOBAL SECURITY
                  OR TEMPORARY REGULATION S GLOBAL SECURITY
                     (Transfers and exchanges pursuant to
                     Section 211(d)(iv) of the Indenture)

Marine Midland Bank
140 Broadway, 12th Floor
New York, New York  10005

Attention:  Corporate Trust Administration--Playtex Products

            Re:   PLAYTEX PRODUCTS, INC.
                  8 7/8% Senior Notes due 2004
                  (THE "SECURITIES")

            Reference is hereby made to the Indenture, dated as of July 21, 1997 (the "Indenture"), among Playtex Products, Inc., as Issuer, the Guarantors named therein and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This letter relates to $__________ principal amount of Restricted Securities held in definitive form (CUSIP No. __________) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

            In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with Rule 904 under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

            (A) the offer of the Securities was not made to a person in the United States;

            (B)   either:

                  (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States; or

                  (ii) the transaction was executed in, on or through facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

            (C) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S, as applicable;

            (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

            (E) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Depository through [Euroclear] [CEDEL].

            We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchaser.

                                          Dated

                                          [Insert Name of Transferor]


                                          By:
                                             -----------------------------
                                             Name:
                                             Title:


cc:  Playtex Products, Inc.

                                                                   EXHIBIT M-1


                      FORM OF CERTIFICATION FOR TRANSFER
               OR EXCHANGE OF NON-GLOBAL PERMANENT REGULATION S
                    SECURITY TO RESTRICTED GLOBAL SECURITY
                     (Transfers and exchanges pursuant to
                     Section 211(d)(v) of the Indenture)

Marine Midland Bank
140 Broadway, 12th Floor
New York, New York  10005

Attention:  Corporate Trust Administration--Playtex Products

            Re:   PLAYTEX PRODUCTS, INC.
                  8 7/8% Senior Notes due 2004
                  (THE "SECURITIES")

            Reference is hereby made to the Indenture, dated as of July 21, 1997 (the "Indenture"), among Playtex Products, Inc., as Issuer, the Guarantors named therein and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This letter relates to $__________ principal amount of Restricted Securities held in definitive form (CUSIP No. __________) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

            In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

            We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding.


                                   M-1 - 1

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchaser.

                                          Dated

                                          [Insert Name of Transferor]


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:


cc:  Playtex Products, Inc.





                                   M-1 - 2

                                                                   EXHIBIT M-2


                      FORM OF CERTIFICATION FOR TRANSFER
                          OR EXCHANGE OF NON-GLOBAL
                       PERMANENT REGULATION S SECURITY
                  TO PERMANENT REGULATION S GLOBAL SECURITY
                     (Transfers and exchanges pursuant to
                     Section 211(d)(v) of the Indenture)


Marine Midland Bank
40 Broadway, 12th Floor
New York, New York  10005

Attention:  Corporate Trust Administration--Playtex Products

            Re:   Playtex Products, Inc.
                  8 7/8% Senior Notes due 2004
                  (THE "SECURITIES")

            Reference is hereby made to the Indenture, dated as of July 21, 1997 (the "Indenture"), among Playtex Products, Inc., as Issuer, the Guarantors named therein and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            This letter relates to $______ principal amount of Restricted Securities held in definitive form (CUSIP No. _____) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

            In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with (a) Rule 904 under the Securities Act of 1933, as amended (the "Securities Act"), or (b) Rule 144 under the Securities Act, and accordingly the Transferor does hereby further certify that:

            (1) if the transfer has been effected pursuant to Rule 903 or Rule 904:

                  (A) the offer of the Securities was not made to a person in the United States;

                  (B)   either:



                                   M-2 - 1

                        (i) at the time the buy order was originated, the
                  transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                        (ii) the transaction was executed in, on or through the
                  facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                  (C) no directed selling efforts have been made in
            contravention of the requirements of Rule 904(b) of Regulation S, as applicable;

                  (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

                  (E) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Depository through [Euroclear] [CEDEL]; or

            (2)   If the transfer has been effected pursuant to Rule 144:

                  (A) more than one year has elapsed since the date of the
            closing of the initial placement of the Securities pursuant to the Purchase Agreement dated July 14, 1997 among Donaldson, Lufkin & Jenrette Securities Corporation (the "Initial Purchaser"), the Guarantors and Playtex Products, Inc.; and

                  (B) the Securities have been transferred in a transaction
            permitted by Rule 144 and made in accordance with any applicable securities law of any state of the United States.


                                   M-2 - 2

            We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchaser.

                                          Dated:                ,
                                                ----------------  ----

                                          [Insert Name of Transferor]


                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

cc:   Playtex Products, Inc.


                                   M-2 - 3

                                                                     EXHIBIT N

                      Transferee Letter of Representation


                                                         --------------, -----


Marine Midland Bank
140 Broadway, 12th Floor
New York, New York  10005

Attention:  Corporate Trust Administration--Playtex Products

            Re:   Playtex Products, Inc.
                  8 7/8% SENIOR NOTES DUE 2004

Ladies and Gentlemen:

            In connection with our proposed purchase of 8 7/8% Senior Notes due 2004 (the "Senior Notes") of Playtex Products, Inc. (the "Company"), we hereby confirm that:

                  (i) we are an "accredited investor" within the meaning of Rule
            501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act"), (an "Institutional Accredited Investor"), or an entity in which all of the equity owners are Institutional Accredited Investors;

                  (ii) any purchase of Senior Notes by us will be for our own account or for the account of one or more other Institutional Accredited Investors as to which we exercise sole investment discretion;

                  (iii) in the event that we purchase any Senior Notes, we will acquire such Senior Notes having a minimum purchase price of at least $100,000 for our own account and for each separate account for which we are acting;

                  (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Senior Notes and we and any accounts for which we are acting are able to bear the economic risks of our or their investment; and

                  (v) we are not acquiring the Senior Notes with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

            We understand that the Senior Notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Senior Notes, that such Senior Notes may be offered, resold, pledged or otherwise transferred only (i) to a person who we reasonably believe to be a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, in a transaction meeting the requirements of Rule 144 under the Securities Act, outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act, or in accordance with another exemption from the registration requirements of the Securities Act (and, unless such transfer occurs in a transaction meeting the requirements of Rule 144A, based upon an opinion of counsel if the Company so requests), (ii) to the Company or (iii) pursuant to an effective registration statement under the Securities Act, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We understand that the registrar will not be required to accept for registration of transfer any Senior Notes, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that the Senior Notes purchased by us will bear a legend reflecting the substance of this paragraph. We further agree to provide to any person acquiring any of the Senior Notes from a notice advising such person that resales of the Senior Notes are restricted as stated herein.

            We acknowledge that you, the Company and others will rely upon our confirmation, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein cease to be accurate and complete.

            THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                Very truly yours,



                                        (Name of Purchaser)

                                By:
                                   -------------------------------
                                   Date:

            Upon transfer the Senior Notes would be registered in the name of the new beneficiary owner as follows:


                                Name:
                                     -----------------------------
                                Address:
                                        --------------------------
                                Taxpayer ID Number:
                                                   ---------------

                                                                     EXHIBIT O


                   FORM OF LEGEND FOR BOOK-ENTRY SECURITIES


            Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                     O-1